Exhibit 10.2

FIRST LEASE AMENDMENT

THIS FIRST LEASE AMENDMENT (“Amendment”) made as of the 28th day of May, 2019 (the “Effective Date”) by and between DS400OWNER, LLC (“Owner”), having an office at 400 Madison Avenue, Suite 14B, New York, New York 10017 and REGENXBIO INC. (“Tenant”), having an office at 9600 Blackwell Road, Suite 210, Rockville, Maryland 20850.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Agreement of Lease, dated as of May 16, 2016, by and between 400 Madison Holdings, LLC (“Prior Owner”), predecessor-in-interest to Owner, as landlord, and Tenant, as tenant (the “Existing Lease”), Prior Owner did demise and let to Tenant and Tenant did hire and take from Prior Owner, a portion of the eighth (8th) floor, designated by Prior Owner as Suite 8F (the “Existing Premises”), which the parties deem to comprise approximately 3,865 square feet of rentable area (but such measurement shall not constitute a representation or warranty of any kind by Owner as to the actual square footage of the Existing Premises, rentable or otherwise, nor shall such measurement be subject to confirmation), in the building known as 400 Madison Avenue, in the Borough of Manhattan, City and State of New York (the “Building”) for a term to expire on October 31, 2020 (the “Current Expiration Date”); and

WHEREAS, Owner desires to lease to Tenant and Tenant desires to hire from Owner, in addition to the Existing Premises, certain space consisting of the balance of the rentable portion of the eighth (8th) floor of the Building, which the parties deem to comprise approximately 6,635 square feet of rentable area (but such measurement shall not constitute a representation or warranty of any kind by Owner as to the actual square footage of additional portion of the 8th floor of the building, rentable or otherwise, nor shall such measurement be subject to confirmation), as more particularly described in Exhibit A attached hereto and made a part hereof, but excluding elements of the Building which penetrate through the floor and janitor and electrical closets (the “Additional Premises”); and

WHEREAS, the parties hereto desire to (i) add the Additional Premises to the Existing Premises, on the terms and conditions of the Existing Lease, except as otherwise set forth herein, (ii) extend the Current Expiration Date as set forth in this Amendment and (iii) further amend the Existing Lease as set forth herein. The Existing Lease, as amended by this Amendment, is hereinafter referred to as the “Lease”.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the mutual receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease, unless otherwise defined herein.

2. Additional Premises.

(a) Effective as of the earlier to occur of (i) Owner’s First Amendment Work Substantial Completion Date (as hereinafter defined) and (ii) the date on which Tenant or anyone acting by, through or under Tenant takes possession of the Additional Premises for any purpose other than for the performance of Pre-possession Activities (the earlier of such dates being herein referred to as the “Additional Premises Adjustment Date”), the Additional Premises shall be added to the Existing Premises, as if originally included in the demise under the Existing Lease. Effective from and after the Additional Premises Adjustment Date and continuing until the Extension Period Expiration Date (as hereinafter defined), (i) the term “Demised Premises”, “demised premises” or “Premises” as used herein and in the Existing Lease shall be deemed to include both the Existing Premises and the Additional Premises and (ii) the parties deem the Demised Premises to comprise approximately 10,500 square feet of rentable area (but such measurement shall not constitute a representation or warranty of any kind by Owner as to the actual square footage of the Demised Premises, rentable or otherwise, nor shall such measurement be subject to confirmation), as more particularly described in Exhibit A-1 attached hereto and made a part hereof, but excluding elements of the Building which penetrate through the floor and janitor and electrical closets. Owner does hereby demise and let to Tenant and Tenant does hereby hire and take from Owner the Additional Premises subject and subordinate to each Superior Lease and Superior Mortgage as provided in the Lease and upon and subject to all of the covenants, agreements, terms and conditions of the Lease. Promptly after the occurrence of the Additional Premises Adjustment Date, Owner and Tenant shall confirm the occurrence thereof and confirm the Extension Period Expiration Date (as defined in Section 3 below) by executing an instrument provided by Owner and reasonably satisfactory to Tenant; provided, that, the failure by Owner or Tenant to execute such an instrument shall not affect the occurrence of such dates as provided in this Amendment.

(b) Notwithstanding the provisions of Section 2(a) above, Tenant may have access to the Additional Premises prior to the Additional Premises Substantial Completion Date solely for the performance of Pre-possession Activities in the Additional Premises as and to the extent provided in, and subject to the provisions of, Section 37(a)(ii) of the Existing Lease, it being agreed that, with respect to the Additional Premises, references in said Section to (i) the “Demised Premises” shall be deemed to refer to and mean the Additional Premises, (ii) the “Substantial Completion Date” shall be deemed to refer to and mean the Owner’s First Amendment Work Substantial Completion Date, (iii) the “Owner’s Initial Work” shall be deemed to refer to and mean Owner’s First Amendment Work, and (iv) the “Commencement Date” shall be deemed to refer to and mean the Additional Premises Adjustment Date.

3. Extension Period. The term of the Lease is hereby extended for an additional period (the “Extension Period”) to commence on November 1, 2020 (the “Extension Period Commencement Date”) and to expire (unless the Lease shall be sooner terminated in accordance with the terms of the Lease or pursuant to law) on the day immediately preceding the seventh (7th) anniversary of the Additional Premises Rent Commencement Date (as hereinafter defined), or if the Additional Premises Rent Commencement Date is not the first day of a calendar month, on the last day of the calendar month in which the seventh (7th) anniversary of the Additional Premises Rent Commencement Date shall occur (as applicable, the “Extension

Period Expiration Date”), upon and subject to all the covenants, agreements, terms, conditions and provisions set forth in the Existing Lease, except as otherwise provided herein, with the same force and effect as if said term, as hereby extended, were the term originally granted with respect to the Demised Premises, under the Existing Lease. “Additional Premises Rent Commencement Date” means the seven (7) month anniversary of the Additional Premises Adjustment Date. From and after the date of this Amendment, the term “expiration date” or “Expiration Date” as used herein and in the Existing Lease shall be deemed to refer to the Extension Period Expiration Date. Tenant acknowledges that it shall have no right to extend the term of the Lease beyond the Extension Period Expiration Date.

4. Fixed Rent.

(a) (i) Effective from and after the Additional Premises Adjustment Date and continuing until the Extension Period Expiration Date, the rental rates per annum payable with respect to the Additional Premises only (the “Additional Premises Fixed Rent”) shall be as set forth on Schedule A attached hereto and made a part hereof.

(ii) Upon the execution and delivery of this Amendment, Tenant shall pay Owner the amount of $43,956.88 as payment for the first month’s Additional Premises Fixed Rent as set forth in Schedule A in respect of the first monthly installment of Additional Premises Fixed Rent due under this Amendment after the expiration of the Additional Premises Abatement Period, if and as applicable (the “Initial Additional Premises Rent Payment”). If the Additional Premises Adjustment Date is other than the first day of a month, the Initial Additional Premises Rent Payment shall be appropriately prorated and applied to the first month’s Additional Premises Fixed Rent which is due following the Additional Premises Abatement Period, and any balance shall be applied to the Additional Premises Fixed Rent due for the next succeeding month.

(iii) Notwithstanding the provisions of Section 4(a)(i) above, provided that Tenant shall not then be in default in the payment of Fixed Rent and Additional Charges and Tenant shall not be in default under any of the terms, covenants and conditions contained in the Lease beyond the expiration of any applicable notice and/or cure period (or, if Tenant shall so be in default, then upon the cure of all such defaults), Tenant shall be entitled to an abatement of the Additional Premises Fixed Rent and the Tax Payment for the Additional Premises for the period (the “Additional Premises Abatement Period”) commencing on the Additional Premises Adjustment Date and ending on the seven (7) month anniversary of the Additional Premises Adjustment Date, except that during the Additional Premises Abatement Period, Tenant shall not be relieved of its obligation to pay the electric inclusion component of Additional Premises Fixed Rent payable during the Additional Premises Abatement Period, plus all Additional Charges (other than the Tax Payment) with respect to the Additional Premises) payable during the Additional Premises Abatement Period. Such abatement shall be applied to the first Additional Premises Fixed Rent due after the Additional Premises Adjustment Date. Except as specifically set forth in this Section 4(a)(iii) or in the Existing Lease, Tenant shall not be entitled to any other abatements or free rent with respect to the Additional Premises and/or the Extension Period. Owner shall promptly advise Tenant in writing of any specific default upon which Owner is relying in withholding the rent abatement to which Tenant would otherwise be entitled during the Additional Premises Abatement Period. Notwithstanding anything to the contrary contained in this Amendment, the Additional Space Abatement Period shall be extended by one (1) day for each day of Owner’s Delay (as defined in Section 10(i) below).

(b) (i) Effective until the Current Expiration Date, the Fixed Rent for the Existing Premises shall be as set forth in the Existing Lease and, except as otherwise expressly set forth in this Amendment, shall not be amended or modified hereby.

(ii) Effective from and after the Extension Period Commencement Date and continuing until the Extension Period Expiration Date, the rental rates per annum payable with respect to the Existing Premises only (the “Existing Premises Fixed Rent”) shall be as set forth on Schedule A-1 attached hereto and made a part hereof.

(iii) Effective from and after the Additional Premises Adjustment Date and continuing through the Extension Period Expiration Date, references in the Lease to “Fixed Rent” shall be to the sum of the Existing Premises Fixed Rent plus the Additional Premises Fixed Rent.

(iv) Notwithstanding the foregoing, for the period commencing on the date that Tenant actually vacates the Existing Premises pursuant to Section 8(d)(iii) below and ending on the later to occur of (i) the Additional Premises Adjustment Date and (ii) the seven (7) month anniversary of the Existing Premises Required Vacate Date (as hereinafter defined), all Rent payable with respect to the Existing Premises shall be abated.

5. Taxes. With respect to the Tax Payment provided for in Article 38 of the Lease:

(a) Effective from and after the Additional Premises Adjustment Date,

(i) With respect to the Additional Premises only, Tenant’s Percentage as set forth in Section 38(a)(iv) of the Existing Lease shall be 3.627%, which represents the fraction, expressed as a percentage, calculated by using the deemed rentable square footage of the Additional Premises as provided in the Recitals as the numerator and a denominator of 182,930, which the parties deem to be the rentable square footage of the Building (but such measurement shall not constitute a representation or warranty of any kind by Owner as to the actual square footage of the Building, rentable or otherwise, nor shall such measurement be subject to confirmation).

(ii) With respect to the Additional Premises only, the Base Taxes set forth in Section 38(a)(v) of the Existing Lease shall be average of (1) the Taxes payable for the Tax Year commencing July 1, 2018 and ending June 30, 2019 and (2) the Taxes payable for the Tax Year commencing July 1, 2019 and ending June 30, 2020 (the “Additional Premises Base Taxes”).

(b) (i) Tenant’s Percentage for the Existing Premises only shall be as set forth in the Existing Lease and shall not be amended or modified by this Amendment.

(ii) Until the Current Expiration Date, the Base Taxes for the Existing Premises shall only be as set forth in the Existing Lease and shall not be amended or modified by this Amendment. Thereafter, the Base Taxes for the Existing Premises shall be the Additional Premises Base Taxes.

(c) Tenant’s payment of Tax Payments with respect to the Additional Premises shall be calculated and paid pursuant to Article 38 of the Existing Lease, as though Owner and Tenant had entered into separate leases with respect to the Existing Premises and the Additional Premises, using the above-described Tenant’s Percentage and the Base Taxes for the Additional Premises.

6. Electricity.

(a) Effective from and after the Additional Premises Adjustment Date and through and including the Extension Period Expiration Date, Owner shall furnish electrical energy to the Additional Premises in the same manner and subject to the same terms that it furnishes electrical energy to the Existing Premises; provided, that, from and after the Additional Premises Adjustment Date, the “Base Electric Charge” (as defined in Section 42(a) of the Existing Lease) with respect to the Additional Premises only (the “Additional Premises Base Electric Charge”) shall be $23,222.50 per annum, which sum shall be subject to adjustment as and to the extent provided in the Existing Lease.

(b) The Base Electric Charge for the Existing Premises shall be as set forth in the Existing Lease and shall not be amended or modified hereby; provided, however, that such Base Electric Charge shall remain subject to adjustment as to and the extent provided in the Existing Lease.

7. Security Deposit. Owner and Tenant confirm that Owner is currently holding Tenant’s current security deposit in the form of an L/C in the amount of Two Hundred Twenty-Four Thousand Six Hundred Fifty-Three and 00/100 Dollars ($224,653.00) (the “Security Deposit”). It is agreed that no increased or additional Security Deposit shall be required in connection with this Amendment, the addition of the Additional Premises to the Existing Premises and/or the Extension Period, but the foregoing shall not affect Tenant’s replenishment obligations with respect to the Security Deposit as and to the extent set forth in the Lease.

8. Owner’s First Amendment Work.

(a) Tenant agrees to accept the Additional Premises “as is” on the Additional Premises Adjustment Date and agrees that, except as expressly set forth in this Amendment, Owner shall not be required to perform any work, supply any materials, contribute any funds or incur any expense to prepare the Additional Premises for Tenant’s initial occupancy, but, except as may otherwise be expressly provided in this Amendment, nothing contained in this Amendment shall be deemed to waive or reduce Owner’s repair, maintenance, restoration and/or legal compliance obligations under the Lease with respect to the Additional Premises.

(b) Notwithstanding anything to the contrary contained in Section 8(a) above, subject to the terms and conditions set forth below, Owner, through its designated contractor(s), shall, commencing promptly after the date that the existing tenant of the Additional Premises as of the date of this Amendment (the “Existing Additional Premises Tenant”) shall vacate the Additional Premises, perform the work set forth on Exhibit B attached hereto and made a part hereof (“Owner’s First Amendment Work”). Owner’s First Amendment Work shall be performed only once, it being understood that Owner’s obligation to perform Owner’s First Amendment Work is a single, non-recurring obligation.

(c) As used in this Amendment, the term “Owner’s First Amendment Work Substantial Completion Date” means the date on which Owner’s First Amendment Work is substantially completed or would have been substantially completed but for any delay that Owner may encounter in commencing or performing Owner’s First Amendment Work (or any portion thereof) by reason of any act (including, but not limited to, Tenant’s failure to vacate the Existing Premises on or prior to the Existing Premises Required Vacate Date), neglect, failure or omission by Tenant, its agents, servants, employees, contractors or subcontractors, or Tenant’s failure to perform its obligations under the Lease or in timely providing information reasonably necessary to enable Owner to complete Owner’s First Amendment Work each, a “First Amendment Work Tenant’s Delay”), it being understood that substantial completion shall occur notwithstanding the fact that minor details, balancing or adjustments may not then have been completed; provided, that, such uncompleted work shall not materially interfere with Tenant’s performance of the Tenant’s First Amendment Work (as hereinafter defined). Notwithstanding the foregoing, the taking of possession of the Additional Premises by Tenant for any purpose other than for the conduct of Pre-possession Activities shall be deemed delivery of the Additional Premises by Owner, substantial completion of Owner’s First Amendment Work and an acceptance by Tenant of the Additional Premises, subject to the existence of latent defects and the completion of any minor punch list work. Promptly following delivery of possession of the Additional Premises to Tenant, Owner’s designated general contractor and Tenant’s authorized construction representative shall jointly walk through the Premises and develop a punch list of such minor uncompleted details, balancing or adjustments of Owner’s First Amendment Work, whereupon Owner’s contractors shall promptly complete same in coordination with Tenant and its contractors so as to minimize any material interference with the performance of Tenant’s First Amendment Work, but Owner shall not be required to perform work on an overtime or premium rate basis.

(d) (i) Tenant hereby acknowledges that the Additional Premises Adjustment Date is indeterminate and shall occur only as provided in Section 2 above and Tenant, therefore, waives any right to rescind this Amendment or the inclusion of the Additional Premises in the premises demised under the Lease under any applicable law, including, without limitation, Section 223(a) of the Real Property Law of the State of New York. Except as expressly set forth below, Tenant further waives any claim or damages which may result from any delay in the Additional Premises Substantial Completion Date or the delivery of possession of the Additional Premises on or by any particular day or dates.

(ii) Promptly following Tenant’s vacating of the Existing Premises and the Additional Temporary Space (as hereinafter defined), but no earlier than the Existing Premises Required Vacate Date, Owner shall commence, and thereafter diligently perform, Owner’s First Amendment Work, using its commercially reasonable efforts to complete the Owner’s First Amendment Work in an expeditious manner, but in no event, except as otherwise expressly provided in this Section 8(d)(ii), shall Owner have any liability, nor shall Tenant’s obligations under the Lease be affected by Owner’s failure to complete the Owner’s First Amendment Work on or prior to any particular day or dates. Notwithstanding the foregoing, if Owner fails to cause the Owner’s First Amendment Work Substantial Completion Date to occur on or prior to January 1, 2020 (as such date shall be extended for each day of First Amendment Work Tenant’s Delay or Force Majeure Delay (as hereinafter defined), the “Additional Premises Delivery Outside Date”), then, provided that Tenant is otherwise ready and able to commence Tenant’s First Amendment Work but for such failure by Owner, as Tenant’s sole and exclusive remedy for such failure by Owner, the Additional Premises Abatement Period shall be extended by one (1) day for each day beyond the Additional Premises Delivery Outside Date that such failure continues. “Force Majeure Delay” means a delay occasioned wholly or in part by reason of (1) the failure of the Existing Additional Premises Tenant to vacate the Additional Premises in accordance with the applicable provisions of the Existing Additional Premises Tenant’s lease, but not more than 90 days from September 1, 2019, or (2) acts of God, strikes, lockouts or labor troubles, explosion, sabotage, accident, riot or civil commotion, acts of war, terrorism or bio-terrorism, fire or other casualty, or any other cause whatsoever beyond Owner’s reasonable control, including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency. Owner agrees to diligently enforce the applicable provisions of the Existing Additional Premises Tenant’s lease if the Existing Additional Premises Tenant shall not timely vacate in accordance with such provisions, including the prompt commencement and diligent prosecution of customary and reasonable legal proceedings.

(iii) Tenant shall vacate (and remove all of Tenant’s personal property, furniture, fixtures and equipment (collectively, “Tenant’s Property”) from, and deliver to Owner possession of, the Existing Premises and the Additional Temporary Space on or prior to the date (the “Existing Premises Required Vacate Date”) that is fourteen (14) days after receiving notice from Owner (the “Existing Premises Vacate Notice”). Each day beyond the Existing Premises Required Vacate Date that Tenant shall fail to vacate the Existing Premises and/or the Additional Temporary Space shall constitute a day of First Amendment Work Tenant’s Delay. Tenant shall confirm in writing its vacating of the Existing Premises and Additional Temporary Space and no such vacating of the Existing Premises and Additional Temporary Space shall be deemed to have occurred unless and until such confirmation has been delivered to Owner. Any Tenant’s Property remaining in the Existing Premises or Additional Temporary Space after Tenant shall have vacated such spaces shall be deemed abandoned and Owner may dispose of the same in any manner it may elect, without liability or accountability to Tenant or any third-party.

9. Temporary Spaces.

(a) Temporary Space.

(i) Commencing on Tenant’s receipt of the Existing Premises Vacate Notice and continuing through the earlier to occur of (1) the Tenant’s First Amendment Work Substantial Completion Date (as hereinafter defined) and (2) the date that is nine (9) months after the Existing Premises Required Vacate Date (the “Temporary Space Term”), Owner shall demise to Tenant and Tenant shall lease from Owner the entire 18th floor of the Building, designated by Owner as Suite 1800, which the parties deem to comprise approximately 4,500 square feet of rentable area (but such measurement shall not constitute a representation or warranty of any kind by Owner as to the actual square footage of such space, rentable or otherwise, nor shall such measurement be subject to confirmation), substantially as shown on Exhibit C attached hereto and made a part hereof (but excluding elements of the Building which penetrate through the floor and janitor and electrical closets) (the “Temporary Space”). On the Existing Premises Required Vacate Date, Tenant shall vacate the Existing Premises pursuant to Section 8(d)(iii) above and relocate its offices from the Existing Space to the Temporary Space. Tenant shall accept the Temporary Space in its “as-is” condition on the Existing Premises Required Vacate Date and Owner shall not be required to perform any work, supply any materials, contribute any funds or incur any expense to prepare the Temporary Space in connection with Tenant’s occupancy thereof, except that Owner shall deliver the Temporary Space vacant and in broom-clean condition, free of debris and personal property and free of hazardous substances and materials (including mold) the presence of which violates applicable laws, with all utilities connected thereto, with all Building-standard systems servicing the Temporary Space in working order and in compliance with all applicable laws the violation of which materially interferes with Tenant’s ability to occupy the Temporary Premises for the use permitted pursuant to Article 2 of the Existing Lease. During the Temporary Space Term, the term “Demised Premises”, “demised premises” or “Premises” as used herein and in the Existing Lease with respect to the Temporary Space shall be deemed to include only the Temporary Space, which Tenant agrees to occupy in accordance with the provisions of the Lease. Notwithstanding the foregoing, Tenant may have access to the Temporary Space after receipt of the Existing Premises Required Vacate Notice to perform Pre-Possession Activities in the Temporary Space as and to the extent provided in, and subject to the provisions of, Section 37(a)(ii) of the Existing Lease, it being agreed that, with respect to the Temporary Space, references in said Section to (1) the “Demised Premises” shall be deemed to refer to and mean the Temporary Space, (2) the “Substantial Completion Date” shall be deemed to refer to and mean the first day of the Temporary Space Term, (3) the term “Owner’s Initial Work” shall not be applicable, and (4) the “Commencement Date” shall be deemed to refer to and mean the first day of the Temporary Space Term. Notwithstanding anything to the contrary contained in this Amendment, the Temporary Space Term shall be extended by one (1) day for each day of (1) Owner’s Delay and/or (2) Force Majeure Delay of the nature described in Section 8(d)(ii)(2) that Tenant may encounter in commencing or performing Tenant’s First Amendment Work (or any portion thereof), such Force Majeure Delay not to exceed ninety (90) days in the aggregate.

(ii) Tenant’s moves from the Existing Premises to the Temporary Space and from the Temporary Space to the Premises shall be at Tenant’s sole cost and expense; provided, that, Tenant may use the Free Freight (as hereinafter defined) in connection with such moves, provided that Free Freight is used in increments of no less than 4 hours.

(iii) During the Temporary Space Term, the provisions of the Lease shall apply to the Temporary Space in the same manner that they would have applied to the Existing Premises, mutatis mutandis, except that, Tenant shall pay Fixed Rent (which includes all charges for electricity used in the Temporary Space) at the annual rate of $270,000.00 ($22,500.00 per month).

(iv) In the event that Tenant shall hold over in the Temporary Space after the expiration of the Temporary Space Term, then Owner shall have all of the rights under, and the provisions of Article 48 of the Existing Lease shall apply to, such holdover in the same manner that they would apply to a holdover of the Premises at the expiration of the term of the Lease, mutatis, mutandis, except that the use and occupancy charge payable by Tenant with respect to the Temporary Space shall be $30,000 for each month (or portion thereof) of such holdover.

(b) Additional Temporary Space.

(i) Commencing on the Effective Date and continuing through the Existing Premises Required Vacate Date (the “Additional Temporary Space Term”), Owner shall demise to Tenant and Tenant shall lease from Owner a portion of the 8th floor of the Building, designated by Owner as Suite 8B, which the parties deem to comprise approximately 2,502 square feet of rentable area (but such measurement shall not constitute a representation or warranty of any kind by Owner as to the actual square footage of such space, rentable or otherwise, nor shall such measurement be subject to confirmation), substantially as shown on Exhibit C-1 attached hereto and made a part hereof (but excluding elements of the Building which penetrate through the floor and janitor and electrical closets) (the “Additional Temporary Space”). Tenant shall accept the Additional Temporary Space in its “as-is” condition on the Effective Date and Owner shall not be required to perform any work, supply any materials, contribute any funds or incur any expense to prepare the Additional Temporary Space in connection with Tenant’s occupancy thereof, except that Owner shall deliver the Additional Temporary Space vacant and in broom-clean condition, free of debris and personal property (except for the FF&E as provided in subsection (b)(v) below). During the Additional Temporary Space Term, the term “Demised Premises”, “demised premises” or “Premises” as used herein and in the Existing Lease with respect to the Additional Temporary Space shall be deemed to include only the Existing Premises and the Additional Temporary Space, which Tenant agrees to occupy in accordance with the provisions of the Lease.

(ii) Tenant’s moves from the Existing Premises to the Additional Temporary Space and from the Additional Temporary Space to the Temporary Space shall be at Tenant’s sole cost and expense; provided, that, Tenant may use the Free Freight (as hereinafter defined) in connection with such moves, provided that Free Freight is used in increments of no less than 4 hours.

(iii) During the Additional Temporary Space Term, the provisions of the Lease shall apply to the Additional Temporary Space in the same manner that they would have applied to the Existing Premises, mutatis mutandis, except that, Tenant shall pay Fixed Rent (which includes all charges for electricity used in the Additional Temporary Space) for the entire Additional Temporary Space Term in the amount of $20,000.00 which shall be payable at the time Tenant executes and delivers this Amendment.

(iv) In the event that Tenant shall hold over in the Additional Temporary Space after the expiration of the Additional Temporary Space Term, then Owner shall have all of the rights under, and the provisions of Article 48 of the Existing Lease shall apply to, such holdover in the same manner that they would apply to a holdover of the Premises at the expiration of the term of the Lease, mutatis, mutandis, except that the use and occupancy charge payable by Tenant with respect to the Additional Temporary Space shall be $20,000 for each month (or portion thereof) of such holdover.

(v) During the Additional Temporary Space Term, Tenant shall have use of Owner’s existing furniture, fixtures and equipment currently located in the Premises (the “FF&E”), at no additional charge. Tenant shall accept possession of the FF&E in its “as is, where is” condition on the Effective Date and shall return the FF&E to Owner at the expiration of the Additional Temporary Space Term in the same condition as existed on the Effective Date, reasonable wear and tear and damage due to casualty, condemnation and/or the acts of Owner, it agents, employees and contractors, excepted.

10. Tenant’s First Amendment Work. Promptly following the Owner’s First Amendment Work Substantial Completion Date, Tenant shall, at Tenant’s sole cost and expense, but subject to reimbursement of Tenant as and to the extent set forth in Section 11 below, commence and thereafter diligently prosecute to completion, the buildout of an office installation in the entire Premises pursuant to Tenant’s Plan (as hereinafter defined) therefor and be performed in accordance with the provisions of the Lease, including, without limitation, this Section 10 (“Tenant’s First Amendment Work”). Accordingly, supplementing the provisions of Article 3 of the Existing Lease (and in the event of any conflict or inconsistency between the provisions of Article 3 of the Existing Lease and the provisions of this Section 10, the provisions of this Section 10 shall control):

(a) Prior (and as a condition) to commencing Tenant’s First Amendment Work, Tenant shall submit to Owner three (3) prints of complete and coordinated final drawings, plans and specifications and all other information reasonably requested by Owner and necessary in order for Owner to make a decision regarding its approval, if applicable, for Tenant’s First Amendment Work (collectively, “Tenant’s Plan”). Tenant shall, simultaneously with such submission, submit to Owner an electronic version of Tenant’s Plan in “CAD” format. Tenant’s Plan shall be detailed and shall show dimensions, shall not be in conflict with the basic plans for the Building and shall not be in violation of any laws, orders, rules or regulations of any governmental department or bureau having jurisdiction of the Demised Premises. Tenant’s First Amendment Work shall be performed only by contractors or mechanics selected by Tenant and approved by Owner (and Owner hereby approves DPR Construction as Tenant’s general contractor); provided, that, Owner shall not unreasonably withhold, condition or delay its approval thereof, but (1) in no event shall Owner be prohibited from disapproving any of the contractors or materialmen listed on Exhibit E attached hereto and made a part hereof, or any of their respective affiliates, (2) Tenant shall use Firecom, Inc. for any work affecting the Building’s fire alarm system due to the proprietary nature of such system and (3) if expediting services are required, Tenant shall employ Metropolis to provide NYC Building Department building expediting and special inspections services to Tenant to the extent that such expediter and special inspections consultant shall perform such work at competitive rates (taking into account all relevant factors, including, without limitation, the scope of the work in question, the experience level of the expediter and special inspections consultant engaged to perform such work and the scope and extent of other projects in the Building for which Owner has retained such expediter and special inspections consultant). Notwithstanding anything to the contrary contained in the Lease, with respect to Tenant’s First Amendment Work the following shall apply:

(i) Owner’s consent shall be required with respect to Tenant’s First Amendment Work, but such consent shall not be unreasonably withheld, conditioned or delayed with respect to Tenant’s First Amendment Work, which, in the sole, but reasonable, opinion of Owner, shall not (1) affect the proper functioning of the Building’s mechanical, electrical, sanitary, plumbing, heating, air-conditioning, ventilating, utility or any other service systems (except for systems located within and exclusively serving the Demised Premises), (2) result in a violation of, or require a change in, any certificate of occupancy applicable to the Demised Premises or the Building, (3) affect in any way the outside appearance of the Building or any part thereof, (4) weaken or impair (temporarily or permanently) the structure of the Demised Premises or the Building either in the course of the making of Tenant’s First Amendment Work or upon its completion, (5) physically affect any part of the Building outside of the Demised Premises or (6) be visible from the outside of the Building.

(ii) Tenant acknowledges that Owner’s damages resulting from any breach of the provisions of this Section 10 are difficult, if not impossible to ascertain and concedes that among other remedies for such breach permitted by law or the provisions of the Lease, Owner shall be entitled to enjoin Tenant from any violation of said provisions.

(b) (i) After submission to Owner of Tenant’s Plan, Owner shall, within fifteen (15) Business Days of Owner’s receipt thereof either (1) approve the same (such approval shall be granted or withheld in accordance with the foregoing provisions of this Section 10), subject to the last sentence of this Section 10(b)(i), may be withheld by Owner), or (2) set forth in writing the particulars in which Owner does not approve same, in which latter case Tenant shall return to Owner appropriate corrections thereto. Such corrections shall be subject to Owner’s approval, to be granted or withheld in accordance with the foregoing provisions of this Section 10. Tenant shall pay to Owner, promptly upon being billed and as Additional Charges, the actual, reasonable out-of-pocket charges or expenses Owner may incur in employing outside consultants (as Owner may, in a commercially reasonable manner and to a commercially reasonable extent, deem advisable) to review Tenant’s Plan or any changes thereto as provided in Section 10(c) below whether or not the lease term shall have commenced. Tenant agrees that any review or approval by Owner of Tenant’s Plan is solely for Owner’s benefit and without any representation or warranty whatsoever to Tenant with respect to the adequacy, legality, correctness or efficiency thereof or otherwise.

(ii) If, Tenant shall have requested that Owner advise Tenant of Owner’s approval or disapproval of any proposed Tenant’s Work and Owner shall fail to respond to Tenant within fifteen (15) Business Days following receipt of such request and Owner’s receipt of Tenant’s Plan (or ten (10) Business Days following Owner’s receipt of the corrected Tenant’s Plan (but only to the extent that Tenant’s Plan, as resubmitted, does not make changes other than those necessary to address the corrections required by Owner)), Tenant may issue a Second Request Notice (as hereinafter defined) as set forth below; provided that, when the initial request (i.e., the initial submission of Tenant’s Plan or the initial submission of the corrected Tenant’s Plan, as applicable) shall have been delivered to Owner, it shall have borne the following legend typed in bold, capital letters at the top and in a font size of not less than 14 point: “IF OWNER SHALL FAIL TO NOTIFY TENANT WHETHER OWNER APPROVES OR DISAPPROVES TENANT’S PLAN ENCLOSED HEREWITH WITHIN 15 BUSINESS DAYS FOLLOWING OWNER’S RECEIPT OF THIS NOTICE (OR WITHIN 10 BUSINESS DAYS FOLLOWING OWNER’S RECEIPT OF THIS NOTICE WITH RESPECT TO A CORRECTED TENANT’S PLAN), SUCH FAILURE SHALL ENTITLE TENANT TO ISSUE A SECOND REQUEST NOTICE, AND IF OWNER SHALL NOT NOTIFY TENANT WHETHER OWNER APPROVES OR DISAPPROVES THE TENANT’S PLAN WITHIN 5 BUSINESS DAYS AFTER RECEIPT OF SUCH SECOND REQUEST NOTICE, SUCH PROPOSED TENANT’S PLAN SHALL BE DEEMED APPROVED.” If Owner shall fail to notify Tenant of Owner’s approval or disapproval of Tenant’s Plan within five (5) Business Days after Owner’s receipt of a separate written notice (a “Second Request Notice”) delivered by Tenant of the existence of such failure, then such Tenant’s Plan shall be deemed approved; provided, that the Second Request Notice shall specify Owner’s failure to respond to the initial notice and shall bear the following legend typed in bold, capital letters at the top and in a font size of not less than 14 point: “IF OWNER SHALL FAIL TO NOTIFY TENANT WHETHER OWNER APPROVES OR DISAPPROVES TENANT’S PLAN ENCLOSED HEREWITH WITHIN 5 BUSINESS DAYS FOLLOWING OWNER’S RECEIPT OF THIS NOTICE, SUCH PROPOSED TENANT’S PLAN SHALL BE DEEMED APPROVED.”

(c) If Tenant makes any changes in Tenant’s Plan subsequent to its original submission or after its approval by Owner, Tenant shall promptly deliver a revised Tenant’s Plan to Owner and Owner shall have the same consent rights with respect to such changed Tenant’s Plan as it maintains for the original submission of Tenant’s Plan. If the Tenant’s First Amendment Work in question requires Owner’s consent, Owner shall have the right to consent to any such changes, which consent shall be granted or withheld within ten (10) Business Days after Owner’s receipt of such changed Tenant’s Plan on the basis of the same criteria set forth in Section 10(a) above.

(d) Following compliance by Tenant with its obligations under the foregoing paragraphs of this Section 10, Tenant shall timely commence Tenant’s First Amendment Work. Tenant’s First Amendment Work shall be diligently pursued and shall be performed in a good and workmanlike manner. Tenant’s First Amendment Work shall be performed at Tenant’s sole cost and expense, but subject to reimbursement from Owner’s Contribution as and to the extent provided in Section 11 below. Tenant shall endeavor, in a commercially reasonable manner, to complete same prior to the expiration of the Temporary Space Term. In performing Tenant’s First Amendment Work, Tenant shall comply with all current and future reasonable Building-standard rules and regulations promulgated by Owner or to which Owner is subject with respect to the performance of alterations in and about the Building, the current version of which is attached hereto as Exhibit D, provided that except as may be required to comply with applicable law, Owner shall not promulgate any modifications or additions to such current rules and regulations that would have the effect of materially increasing the cost or time required to perform Tenant’s First Amendment Work (the “Building-Standard Rules”). Upon the completion of Tenant’s First Amendment Work, Tenant shall furnish Owner with a complete set of record drawings therefor, in electronic CAD format and a standard construction “close-out” binder which includes equipment cuts, submittals, final architect sign-off and equipment user manuals (“Close-out Binder”). The “Tenant’s First Amendment Work Substantial Completion Date” means the date on which Tenant’s First Amendment Work is substantially completed, notwithstanding the fact that minor details, balancing or adjustments may not then have been completed; provided, that, such uncompleted work shall not either materially interfere with Tenant’s use of the Premises for the use permitted under the Lease or prevent Tenant from legally occupying the Premises for such use.

(e) Subject to Tenant’s compliance with the Building-Standard Rules and the ordinary operation, maintenance and repair procedures of the Building, Owner agrees that Owner shall, at no unreasonable additional cost to Owner, use commercially reasonable efforts to minimize interference with Tenant’s performance of Tenant’s First Amendment Work in the Demised Premises, but nothing shall require Owner to perform work on an overtime or premium basis. Tenant agrees that in the performance of Tenant’s First Amendment Work (i) neither Tenant nor its agents or employees shall interfere with work being done by Owner and its agents and employees in the Demised Premises or in or about the Building (subject to Owner’s scheduling obligations pursuant to clause (ii) below) or the proper and normal operation of the Building, (ii) Tenant shall comply with any reasonable work schedule proposed by Owner, its agents or employees and, subject to the provisions of this Section 10(e), Owner shall reasonably cooperate with Tenant in scheduling Tenant’s First Amendment Work and in the performance of any work being performed by Owner and or its contractors that would materially interfere with the performance of Tenant’s First Amendment Work, but the foregoing shall not require Owner to perform any work on an overtime or premium rate basis, (iii) the labor employed by Tenant shall be harmonious and compatible with the labor employed by Owner in the Building, it being agreed that if in Owner’s commercially reasonable judgment any labor employed by Tenant is causing labor disharmony at the Building, Tenant shall forthwith upon Owner’s demand withdraw such labor from the Demised Premises, (iv) supplementing the obligations of Tenant to provide insurance pursuant to the provisions of Article 41 of the Existing Lease, Tenant shall cause Tenant’s contractors to procure worker’s compensation, commercial general liability, property damage and such other insurance policies in connection with Tenant’s First Amendment Work as specified on Exhibit F attached hereto and made a part hereof, shall upon Owner’s request cause Owner and each Superior Mortgagee and Superior Lessee, if any, to be named as an additional insured thereunder (except with respect to worker’s compensation coverage) and shall deliver to Owner certificates evidencing such insurance, (v) Tenant shall hold Owner harmless from and against any and all claims arising from or in connection with any act or omission of Tenant or its agents or employees, (vi) Tenant’s First Amendment Work shall be performed substantially in accordance with the approved Tenant’s Plan (or other plans approved by Owner in writing) and in compliance with the laws, orders, rules and regulations of any governmental department or bureau having jurisdiction of the Demised Premises and (vii) Tenant shall timely pay for Tenant’s First Amendment Work in full and shall not permit any lien to attach to the Demised Premises or the Building.

(f) All fixtures and equipment installed by Tenant in the Demised Premises shall be fully paid for by Tenant and shall not be subject to leases, conditional bills of sale, chattel mortgage or other title retention agreements.

(g) Without limiting the provisions of Article 3 of the Existing Lease, on or prior to the Expiration Date or sooner termination of the term of the Lease:

(i) Tenant shall, at Tenant’s expense, (1) remove all of Tenant’s property and, unless otherwise directed by Owner, remove any alterations installed as part of Tenant’s First Amendment Work or otherwise during the Lease term that are identified by Owner at the time Owner approves Tenant’s Plan of a type that would result in Owner having to pay a cost for the demolition of such improvements that exceeds the cost for the demolition of typical administrative office improvements (“Specialty Alterations”) and (2) restore the Common Corridor (as defined in Exhibit B) to its condition existing on the date of this Amendment, including, without limitation, installation and commissioning of all HVAC, electrical, life-safety and other Building systems serving the Common Corridor. Specialty Alterations include, by way of example only, a safe or vault, kevlar walls, escalators, elevators, built-in cabinets and displays, rolling-file systems, raised flooring systems and the associated installations thereto, showers, gym and/or fitness areas.

(ii) Tenant shall, at Tenant’s expense, repair and restore, in a good and workmanlike manner, all damage to the Demised Premises or the Building caused by Tenant’s removal of Specialty Alterations and/or Tenant’s property, or by the closing of any slab penetrations and the removal of the Common Corridor. If Tenant fails to properly perform its removal and restoration obligations under this Section 10, Owner may do so and in such event Tenant shall, within thirty (30) days after demand (which demand shall be accompanied by reasonably detailed backup), reimburse Owner for Owner’s reasonable, out-of-pocket cost of restoring the Premises and repairing such damage. All Specialty Alterations and/or Tenant’s property not removed on or prior to the Expiration Date or sooner termination of the term of the Lease shall be deemed abandoned and Owner may either retain the same as Owner’s property or remove and dispose of the same, and repair and restore any damage caused thereby, at Tenant’s cost and without accountability to Tenant. The restoration and repair work as may be required to be done with respect to the Common Corridor pursuant to this Section 10(g) is herein referred to as the “Common Corridor Restoration Work”.

Notwithstanding the foregoing, provided and upon condition that, (1) Tenant shall have otherwise satisfied its end of term obligations under the Lease and vacated the Premises, (2) Tenant shall promptly commence and thereafter diligently perform the Common Corridor Restoration Work and (3) at Owner’s option, Tenant shall coordinate the Common Corridor Restoration Work with any work Owner may elect to perform in the Premises concurrently therewith, the outside date for Tenant’s completion of the Common Corridor Restoration Work shall be the sixtieth (60th) day after the Expiration Date and during such period, Tenant shall not be considered to be holding over and shall not be obligated to pay rent, but the remaining provisions of the Lease shall otherwise apply.

(h) Tenant shall pay Owner, as Additional Charges, the actual, reasonable, out-of-pocket charges incurred by Owner to third-parties in reviewing any Tenant’s Plan submitted to Owner (or changes thereto) including, without limitation, the Initial Tenant Work Plan. Tenant shall pay the amounts hereunder within thirty (30) days after written demand from Owner, which demand shall be accompanied by reasonable supporting documentation.

(i) “Owner’s Delay” means delay that Tenant may encounter in commencing or performing Tenant’s First Amendment Work (or any portion thereof) by reason of the willful misconduct by Owner, its agents, employees or contractors and/or any intentional refusal by Owner to perform its obligations under the Lease, including, for example, Owner’s refusal to make the freight elevator available to Tenant pursuant to the applicable provisions of the Lease, but expressly excluding any Owner’s delay in providing a response to Tenant’s submission to Owner for Owner’s approval of Tenant’s Plan for Tenant’s First Amendment Work (the remedy for which is expressly provided in Section 10(b)(ii) above).

11. Owner’s Contribution.

(a) Provided that Tenant is not in default in the payment of Fixed Rent and Additional Charges and Tenant is not in default under any of the other terms of the Lease beyond the expiration of applicable notice and cure periods (or, if Tenant shall so be in default (monetary or otherwise), following the cure of all such defaults), Owner shall contribute an amount up to, but not to exceed, the sum of Six Hundred Eighty-Two Thousand Five Hundred and 00/100 Dollars ($682,500.00) (“Owner’s Contribution”) towards the Tenant’s First Amendment Work Cost (as hereinafter defined). As used in the Lease, “Tenant’s First Amendment Work Cost” shall mean the sum of all costs incurred by Tenant in designing, permitting and performing the Tenant’s First Amendment Work (as hereinafter defined), including, without limitation, general contractor’s fee, project manager’s fee, general conditions costs, insurance costs, direct cost reimbursable expenses incurred by Tenant, all charges and fees of general and trade contractors, material suppliers charges, and “soft costs” such as, by way of example only, design fees, architectural and engineering fees and expediting charges, and the cost of obtaining permits; provided, however, that no more than 20% of Owner’s Contribution may be used to reimburse Tenant for soft costs. Tenant shall furnish Owner with a copy of the accepted bid of the general contractor selected by Tenant to perform Tenant’s First Amendment Work (the “Bid Amount”).

(b) Owner’s Contribution shall be disbursed to Tenant upon the following terms and conditions:

(i) (1) The Tenant’s First Amendment Work Cost shall be paid by Owner and Tenant, pro-rata, with Owner paying the proportion which the amount of Owner’s Contribution bears to either (A) the Bid Amount if the Tenant-accepted bid to perform Tenant’s First Amendment Work is a guaranteed maximum price bid, or (B) Owner’s good faith estimate of the Tenant’s First Amendment Work Cost if otherwise, and Tenant paying the balance, until such time as Owner has contributed an amount equal to Owner’s Contribution.

(2) Owner’s Contribution shall be payable to Tenant (or, at Tenant’s request, but at no cost to Owner, to Tenant’s contractors and vendors) in installments as Tenant’s First Amendment Work progresses, but in no event more frequently than monthly.

(ii) Tenant shall not then be in default under the Lease with respect to the payment of Fixed Rent and Additional Charges, and Tenant shall not be in default under the Lease beyond any applicable notice or cure period with respect to all other material obligations of Tenant hereunder, provided, however, if Tenant shall then be in default (whether monetary or otherwise), the portion of Owner’s Contribution then required to be paid by Owner shall be disbursed following the cure of all such defaults.

(iii) Upon the satisfaction of the conditions set forth in subclauses (i) and (ii) above and for so long as such satisfaction shall be continuing, Tenant shall submit requisitions to Owner for Owner’s Contribution from time to time during the performance of Tenant’s First Amendment Work, but not more frequently than monthly. With respect to each requisition, Tenant shall supply to Owner (1) evidence reasonably satisfactory to Owner establishing that all sums due and owing to contractors, subcontractors and materialmen with respect to all work performed which is not the subject of the current requisition have been paid, including final or partial lien waivers (as applicable) with respect to the sums paid to such contractors, subcontractors and materialmen, (2) a certificate from Tenant’s architect (which shall be a licensed independent architect or engineer employed by Tenant to supervise the construction and performance to Tenant’s First Amendment Work) certifying (w) the cost of the Tenant’s First Amendment Work incorporated into the Demised Premises, or, as applicable, incorporated therein since the last request, (x) the amount requested from Owner and that such amount is then due and payable from Tenant or has theretofore been paid by Tenant, (y) that the intended use thereof is for Tenant’s First Amendment Work and (z) that the Tenant’s First Amendment Work in question was performed in compliance with the provisions of the Lease and substantially in accordance with Tenant’s Plan theretofore approved by Owner. Owner shall be permitted to retain from the portion of each disbursement required to be paid from Owner’s Contribution and amount equal to 10% of such portion of the amount requested to be disbursed by Tenant (each such retained amount, a “Retainage”). The aggregate amount of Retainage shall be paid by Owner to Tenant upon the completion of the Tenant’s First Amendment Work and upon receipt from Tenant of (1) a certificate signed by Tenant’s architect and an officer of Tenant certifying that all Initial Tenant Work has been completed in accordance with the plans and specifications therefor approved by Owner, (2) all final approvals and sign-offs and inspection certificates and any permits required to be issued by the New York City Building Department or any other governmental entities having jurisdiction thereover in order for Tenant to take occupancy of the Premises, (3) evidence satisfactory to Owner establishing that all sums due and owing to all contractors, subcontractors and materialmen having performed Tenant’s First Amendment Work have been paid, (4) final lien waivers and a general release from each contractor, subcontractor and materialman having performed Tenant’s First Amendment Work releasing Owner and Tenant from all liability for any portion of the Tenant’s First Amendment Work and (5) the Close-out Binder from Tenant’s general contractor. Each installment of

Owner’s Contribution shall be made to Tenant within 30 days next following the delivery to Owner of the documentation described above (the “Documentation”); provided that the Documentation is submitted to Owner on or before the 10th day of a month, and in the event the Documentation is submitted at any time after the 10th day of any given month, Owner’s payment shall be made on or before the end of the month following the month in which Tenant submits the Documentation.

(c) Owner shall promptly advise Tenant in writing of any specific default upon which Owner is relying in withholding payment of a disbursement of Owner’s Contribution to which Tenant would otherwise be entitled pursuant to the provisions of this Section 11. In the event that Tenant is entitled to receive a disbursement of the Owner’s Contribution and Tenant has satisfied all of the prerequisites to Tenant’s receipt of a disbursement of Owner’s Contribution pursuant to this Section 11, and Owner shall fail to pay such required disbursement on or prior to the outside date for such payment as provided herein, and if such failure shall continue beyond the date that is fifteen (15) days after Owner’s receipt of notice from Tenant of such failure, then, as Tenant’s sole and exclusive remedy therefor, Tenant may offset the amount of such required disbursement against the next due installments of rent due under the Lease.

(d) The right to receive Owner’s Contribution as set forth in this Section 11 shall be for the exclusive benefit of RegenXbio Inc. and any assignee of RegenXbio Inc. pursuant to an assignment of the Lease for which no consent of Owner is required because it was properly effectuated pursuant to the provisions of Section 40(b) of the Existing Lease, it being the express intent of the parties hereto that in no event shall such right be conferred upon or for the benefit of any other third party, including, without limitation, any contractor, subcontractor, materialman, laborer, architect, engineer, attorney or any other person, firm or entity.

12. Free Freight. Provided that Tenant is not in default in the payment of Fixed Rent and Additional Charges and Tenant is not in default under any of the other terms of the Lease beyond the expiration of applicable notice and cure periods (or, if Tenant shall so be in default (monetary or otherwise), following the cure of all such defaults), in connection with either Tenant’s move into the Additional Temporary Space, the relocation by Tenant from the Existing Premises and Additional Temporary Space to the Temporary Space, the relocation by Tenant from the Temporary Space to the Premises and/or the performance of Tenant’s First Amendment Work, Tenant shall be entitled to fifty (50) hours (in the aggregate) of overtime freight elevator service at no charge; provided, that, Tenant shall use such free overtime freight elevator in increments of at least four (4) hours.

13. Signage. Notwithstanding anything to the contrary contained in the Existing Lease, at any time after the Additional Premises Adjustment Date, Tenant may, at Tenant’s sole cost and expense, install, maintain, repair and replace signage that identifies Tenant in and at the entrance to the Premises, provided that Tenant shall first have obtained Owner’s prior written consent, which may not be unreasonably withheld, delayed or conditioned.

14. Notices. Effective from and after the date of this Amendment a copy of all notices sent to Owner shall be sent to the following addresses:

DS400OWNER, LLC

400 Madison Avenue

Suite 14B

New York, New York 10017

Attention: Myoungkuk Kim

With a copy of all notices to Owner simultaneously delivered to:

Macklowe Management LLC

126 East 56th Street, 28th Floor

New York, New York 10022

Attention: Jason Grebin

Effective from and after the date of this Amendment, all notices sent to Tenant shall be sent to the following address:

REGENXBIO INC.

9600 Blackwell Road, Suite 210

Rockville, Maryland 20850

Attention: General Counsel

With a copy by email to:

legal@regenxbio.com

Effective from and after the date of this Amendment, all invoices sent to Tenant shall be sent to the following address:

REGENXBIO INC.

9600 Blackwell Road, Suite 210

Rockville, Maryland 20850

Attention: Accounting

With a copy by email to:

accounting@regenxbio.com

15. Broker. Each of Owner and Tenant represents and warrants to the other that it neither consulted nor communicated with any broker other than Macklowe Management LLC, Jones Lang LaSalle Brokerage, Inc. and Cresa NY (collectively, the “Broker”) with regard to the Additional Premises, the extension of the Existing Lease term or in connection with the negotiation and consummation of this Amendment. Owner and Tenant each covenants and agrees to hold the other harmless, defend and indemnify the other from and against any and all cost, expense (including reasonable attorney’s fees) and claims and liability for any compensation, commissions, fees or charges claimed by any broker or agent other than the Broker, alleging to have dealt with Owner or Tenant, as applicable, in connection with the Additional Premises, the extension of the Existing Lease term or this Amendment. Owner shall pay the Broker the compensation due to the Broker in connection with this Amendment, if any, pursuant to one or more separate agreements.

16. No Default. Tenant and Owner each represents, warrants and covenants to the other that to the best of its respective knowledge as of the date of this Amendment, neither Owner nor Tenant is in default of any of their respective obligations under the Lease and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a default by either Owner or Tenant thereunder. Additionally, Tenant represents, warrants and covenants that to the best of its knowledge, as of the date hereof, Tenant has no claim to offsets, setoffs, rebates, concessions or defenses against or with respect to the payment of Fixed Rent, Additional Charges or any other sums payable under the Lease.

17. No Other Changes. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. If and to the extent that there is a conflict between the provisions contained in this Amendment and the provisions contained in this Existing Lease, then the provision contained in this Amendment shall govern and be controlling to the extent necessary to resolve such conflict.

18. Unpaid Rent and Additional Charges. In addition to the rentals payable during the Extension Period, Tenant specifically acknowledges and agrees that Tenant remains liable, subject to the terms and conditions of the Lease, for the payment, as and when due, of all unpaid Fixed Rent and Additional Charges, including, without limitation, escalations for Taxes (using the applicable Base Taxes in effect for the Existing Premises during the period prior to the Extension Period) that are payable with respect to the period prior to the Extension Period Commencement Date. The extension of the term of the Existing Lease for the Extension Period shall not constitute a waiver or novation of, or otherwise affect, Tenant’s obligation to make such payments.

19. Successors and Assigns. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

20. Binding. This Amendment shall become binding on Owner and Tenant only after an original hereof, fully executed by Owner and Tenant, is delivered to Tenant.

21. Miscellaneous.

(a) This Amendment represents the entire agreement between the parties with respect to the subject matter hereof, and shall be governed by the laws of the State of New York governing agreements entered into and to be performed entirely within said State. Further, the parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with this Agreement, shall be brought exclusively in a court of competent jurisdiction sitting in New York City. This Amendment shall be deemed to have been jointly prepared by both of the parties hereto, and any ambiguities or uncertainties herein shall not be construed for or against either of them.

(b) This Amendment may be signed in one or more counterparts, each of which shall be deemed an original and all of which shall be taken to be one and the same instrument, for the same effect as if each of the parties hereto had signed the same signature page. Facsimile or electronic signature pages shall be deemed and shall constitute original signature pages. Signature pages may be detached from the counterparts and attached to a single copy of this Amendment to form one (1) document.

(c) Each party covenants and represents to the other that it has the power and authority to sign and deliver this agreement without the consent or approval of any third party, or if such approval is required, such approval has been obtained.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

DS400OWNER, LLC

By:	/s/ Myoungkuk Kim
Name: Myoungkuk Kim
Title: Managing Director

REGENXBIO INC.

By:	/s/ Kenneth Mills
Name: Kenneth Mills
Title: President & CEO

SCHEDULE A

Additional Premises Fixed Rent

Period	Annual Fixed Rent*
From and including the Additional Premises Adjustment Date to, but not including, the first anniversary of the Additional Premises Adjustment Date or if the Additional Premises Adjustment Date is not the first day of a calendar month, the first day of the calendar month following the month in which the first anniversary of the Additional Premises Adjustment Date occurs (such day, the “First Additional Premises Rent Adjustment Date”)	Five Hundred Twenty-Seven Thousand Four Hundred Eighty-Two and 50/100 Dollars ($527,482.50), payable in equal monthly installments of $43,956.88

From and including the First Additional Premises Rent Adjustment Date to, but not including, the first anniversary of the First Additional Premises Rent Adjustment Date	Five Hundred Forty-One Thousand Three Hundred Forty-Nine and 65/100 Dollars ($541,349.65), payable in equal monthly installments of $45,112.47

From and including the first anniversary of the First Additional Premises Rent Adjustment Date to, but not including, the second anniversary of the First Additional Premises Rent Adjustment Date	Five Hundred Fifty-Five Thousand Five Hundred Ninety-Eight and 15/100 Dollars ($555,598.15), payable in equal monthly installments of $46,299.85

From and including the second anniversary of the First Additional Premises Rent Adjustment Date to, but not including, the first day of the forty-third (43rd) calendar month after the month in which the Additional Premises Adjustment Date occurs (the “43rd Month Rent Adjustment Date”)	Five Hundred Seventy Thousand Two Hundred Thirty-Eight and 48/100 Dollars ($570,238.48), payable in equal monthly installments of $47,519.87

From and including the 43rd Month Rent Adjustment Date of the First Additional Premises Rent Adjustment Date to, but not including, the third anniversary of the First Additional Premises Rent Adjustment Date	Six Hundred Three Thousand Four Hundred Thirteen and 48/100 Dollars ($603,413.48), payable in equal monthly installments of $50,284.46

From and including the third anniversary of the First Additional Premises Rent Adjustment Date to, but not including, the fourth anniversary of the First Additional Premises Rent Adjustment Date	Six Hundred Nineteen Thousand Three Hundred Sixty-Eight and 73/100 Dollars ($619,368.73), payable in equal monthly installments of $51,614.06

From and including the fourth anniversary of the First Additional Premises Rent Adjustment Date to, but not including, the fifth anniversary of the First Additional Premises Rent Adjustment Date	Six Hundred Thirty-Five Thousand Seven Hundred Sixty-Two and 75/100 Dollars ($635,762.75), payable in equal monthly installments of $52,980.23

From and including the fifth anniversary of the First Additional Premises Rent Adjustment Date to, but not including, the sixth anniversary of the First Additional Premises Rent Adjustment Date

From and including the sixth anniversary of the First Additional Premises Rent Adjustment Date to and including the Extension Period Expiration Date

Six Hundred Fifty-Two Thousand Six Hundred Seven and 61/100 Dollars ($652,607.61), payable in equal monthly installments of $54,383.97

Six Hundred Sixty-Nine Thousand Nine Hundred Fifteen and 70/100 Dollars ($669,915.70), payable in equal monthly installments of $55,826.31

*	including the Additional Premises Base Electric Charge

SCHEDULE A-1

Existing Premises Fixed Rent

Period	Annual Fixed Rent*
From November 1, 2020 to, but not including, the First Additional Premises Rent Adjustment Date **	Three Hundred Seven Thousand Two Hundred Sixty-Seven and 50/100 Dollars ($307,267.50), payable in equal monthly installments of $25,605.63

From and including the First Additional Premises Rent Adjustment Date to, but not including, the first anniversary of the First Additional Premises Rent Adjustment Date	Three Hundred Fifteen Thousand Three Hundred Forty-Five and 35/100 Dollars ($315,345.35) payable in equal monthly installments of $26,278.78

From and including the first anniversary of the First Additional Premises Rent Adjustment Date to, but not including, the second anniversary of the First Additional Premises Rent Adjustment Date

From and including the second anniversary of the First Additional Premises Rent Adjustment Date to, but not including, the 43rd Month Rent Adjustment Date

Three Hundred Twenty-Three Thousand Six Hundred Forty-Five and 34/100 Dollars ($323,645.34), payable in equal monthly installments of $26,970.45

Three Hundred Thirty-Two Thousand One Hundred Seventy-Three and 58/100 Dollars ($332,179.58), payable in equal monthly installments of $27,681.13

From and including the 43rd Month Rent Adjustment Date to, but not including, the third anniversary of the Additional Premises Adjustment Date	Three Hundred Fifty-One Thousand Four Hundred Ninety-Eight and 58/100 Dollars ($351,498.58), payable in equal monthly installments of $29,291.55

From and including the third anniversary of the Additional Premises Adjustment Date to, but not including, the fourth anniversary of the Additional Premises Adjustment Date	Three Hundred Sixty Thousand Seven Hundred Ninety-Two and 79/100 Dollars ($360,792.79), payable in equal monthly installments of $30,066.07

From and including the fourth anniversary of the Additional Premises Adjustment Date to, but not including, the fifth anniversary of the Additional Premises Adjustment Date

From and including the fifth anniversary of the Additional Premises Adjustment Date to, but not including, the sixth anniversary of the Additional Premises Adjustment Date

From and including the sixth anniversary of the Additional Premises Adjustment Date to and including the Extension Period Expiration Date

Three Hundred Seventy Thousand Three Hundred Forty-Two and 58/100 Dollars ($370,342.58), payable in equal monthly installments of $30,861.88

Three Hundred Eighty Thousand One Hundred Fifty-Five and 00/100 Dollars ($380,155.00), payable in equal monthly installments of $31,679.58

Three Hundred Ninety Thousand Two Hundred Thirty-Seven and 25/100 Dollars ($390,237.25), payable in equal monthly installments of $32,519.77

*	including the Existing Premises Base Electric Charge

**

In the event that the Additional Premises Adjustment Date occurs prior to November 2, 2019, the Existing Premises Fixed Rent for the first year of the Extension Period as set forth this paragraph shall not apply and instead, the Existing Premises Fixed Rent for the first year of the Extension Period shall be as set forth in the immediately succeeding paragraph.

EXHIBIT A

Additional Premises Floor Plan

This floor plan is annexed to and made a part of this Amendment solely to indicate the Additional Premises and its location on the 8th floor of the Building. All areas, conditions, dimensions and locations are approximate.

[See Attached]

400 Madison Avenue
Between 47 and 48 Streets

Floor 8

Existing Common Corridor

Note: All dimensions and conditions are approximate and for information only

WMC 126 East 56th Street
New York, NY 10022

Scale: NTS
Date: April 11, 2019

NORTH

EXHIBIT A-1

Premises Floor Plan

This floor plan is annexed to and made a part of this Amendment solely to indicate the entire Premises (i.e., after the addition of the Additional Premises) and its location on the 8th floor of the Building. All areas, conditions, dimensions and locations are approximate.

[See Attached]

ELEC.
AC.
Existing Common Corridor
Expansion Space
Existing Premises
East 47 Street
East 48 Street
Madison Avenue

All areas and dimensions are approximate. Field verification is necessary.

WMC
126 East 56th Street
New York, NY 10022

400 Madison Ave
New York, NY 10017

8th Floor

NORTH

Date: April 11, 2019

LINK SYSTEMS

EXHIBIT B

Owner’s First Amendment Work

Pursuant to Section 8 of this Amendment, Owner agrees, at its sole cost and expense (except where specifically noted), to perform the following work and installations in the Premises, all of which shall be of material, design, finish and color adopted by Owner for the Building:

1.

Demolish the existing interior non-structural installations (including interior and demising walls, but excluding (i) all existing base-Building systems, (ii) ceiling-hung HVAC units (but not ductwork, which will be demolished and removed) and condenser water lines) and (iii) sprinklers (which will be delivered in compliance with applicable codes required for a demolished space), in both the Existing Premises and the Additional Premises and in the common corridor on the 8th floor of the Building (the “Common Corridor”) and deliver the same vacant and in broom-clean condition, free of debris and personal property and free of hazardous substances and materials (including mold) the presence of which violates applicable laws, with all utilities connected thereto, with all base-Building systems servicing the Premises in working order and in compliance with all applicable laws the violation of which materially interferes with Tenant’s ability to occupy the Additional Premises for the performance of Tenant’s First Amendment Work. Owner shall complete Owner’s First Amendment Work in compliance with applicable laws.

Tenant shall respond within two (2) business days to each request made by Owner for additional information necessary for Owner to complete Owner’s Additional Premises Work, provided that such request is made to jjackson@regenxbio.com and kthomas@cresa.com, failing which, Owner may complete the work for which such information was necessary, in the manner determined by Owner, provided that Owner shall do so in a manner consistent with good construction practice.

EXHIBIT C

Temporary Space Floor Plan

This floor plan is annexed to and made a part of this Amendment solely to indicate the Temporary Space and its location on the 18th floor of the Building. All areas, conditions, dimensions and locations are approximate.

[See Attached]

400 Madison Avenue
Between 47 and 48 Streets

Floor 18
Suite A

ELEC.
AC.

Madison Avenue

Note: All dimensions and conditions are approximate and for information only

WMC
126 East 56th Street
New York, NY 10022

Scale: NTS
Date: April 29, 2019

NORTH

EXHIBIT C-1

Additional Temporary Space Floor Plan

This floor plan is annexed to and made a part of this Amendment solely to indicate the Additional Temporary Space and its location on the 8th floor of the Building. All areas, conditions, dimensions and locations are approximate.

[See Attached]

400 Madison Avenue

Between 47 and 48 Streets

Floor 8

Suite B

East 47 Street
East 48 Street
Madison Avenue

Note: All dimensions and conditions are approximate and for information only

WMC 126 East 56th Street
New York, NY 10022

Scale: NTS
Date: April 29, 2019

NORTH

EXHIBIT D

Alterations Rules and Regulations

[See Attached]

400 MADISON AVENUE

RULES & REGULATIONS FOR ALTERATIONS

TENANT’S AUTHORIZED REPRESENTATIVE, RESPONSIBILITIES & COMMUNICATIONS

1.

Tenant shall designate a single point person to serve as Tenant’s representative throughout the project. The representative will have responsibility for, and have authority over all aspects of the project, and be authorized to request Landlord’s billable services; e.g. shutdowns, overtime work requests, deliveries, etc. The representative’s actions shall bind the Tenant and Tenant shall be responsible therefor.

2.	Tenant’s representative will serve as the sole individual responsible for all project related communication to Landlord.

3.	All email correspondence, submittals, etc., related to the construction project shall be submitted to the relevant party (i.e. Landlord, Landlord’s consultants, etc.) by Tenant’s representative.

4.

Tenant’s representative will be responsible for ensuring site safety and cleanliness, coordinating all work on site, maintaining active work permits including AHV permits, providing Landlord with preconstruction documents in advance of planned mobilization, and ensuring that the general contractor, subcontractor, consultants, and all Tenant’s agents are in compliance with all insurance requirements.

5.

Tenants are responsible for complying with all provisions outlined in their lease and the provisions set forth in this document. Tenant is to provide sufficient oversight and has the ultimate responsibility for ensuring its design consultants and contractors perform all work in accordance with alteration rules and requirements.

6.	Specific activities the Tenant is responsible for include, but are not limited to:

a.	Retaining the required and qualified professional representation to comply with Tenant construction and alteration process requirements.

b.	Obtaining the required type and limits of insurance.

c.	Complying with environmental and asbestos regulations and requirements.

d.	Complying with health and safety requirements.

e.	Complying with building security requirements.

f.	Ensuring an appropriate construction quality control plan.

g.	Monitoring all construction activities to ensure the safety of construction workers, Tenant employees, building staff and the general public.

h.	Ensuring proper close-out of all Tenant alteration applications.

MEETING MINUTES AND PROJECT UPDATES

1.

Tenant’s representative shall provide Landlord’s representative with copies of the project meeting minutes and a two week look ahead, and include Landlord’s representative on all scheduling notifications.

2.

Where project meetings are scheduled at intervals less than bi-weekly, Tenant’s representative shall provide Landlord with a weekly status report and a two week look ahead of major activities including anticipated shutdowns, deliveries, overtime work requirements, etc.

EXTERNAL TENANT WORK

No work is allowed to be performed outside of the demised premises. Any proposed work requiring access, installation or routing of materials outside the demised premises, must be submitted to the Landlord as a “Request to Access Building Locations Outside of the Leased Premises”, and consent there within may be withheld in Landlord’s sole discretion.

1.

Any work requiring access, installation or routing of materials to or within areas of the building outside the demised premises, including, but not limited to; plumbing work, electrical work, core drilling, structural reinforcement work, installation or reconfiguration of ductwork, installation of soundproofing, penetration of the building envelope shall be considered, “External Tenant Work”.

2.

Prior to performing any External Tenant Work, Tenant shall make a written request to Landlord as a “Request to Perform Work Outside the Demised Premises” containing at minimum the following information:

a.

With respect to each trade constituting part of the External Tenant Work, the request shall include a detailed narrative description of the proposed External Tenant Work, dimensioned plans identifying penetrations, routing of the proposed installations, elevations, sections, and a plan view of the proposed External Tenant Work.

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b.	A schedule detailing the work sequence and duration for each trade and the list of subcontractors performing the External Tenant Work.

c.	A list of all special inspections required to be performed.

d.	All requirements for future access to perform maintenance and/or other follow up work in the areas affected by the External Tenant Work.

e.

The areas outside the demised premises that will be affected by the performance of the External Tenant Work, including, but not limited to; to finishes that will be disturbed, the means and timing of their replacement or restoration to their original condition.

f.	In the event the work will require access to another tenant’s premises, all work must be coordinated with that tenant, subject to the provisions of that tenant’s lease.

g.	Two sets of electronic photos to document the existing condition of any area outside the demised premises that will be affected by External Tenant Work.

h.	Any other information reasonably requested by Landlord.

i.	Landlord has the right to demand a deposit to cover costs associated with all External Tenant Work.

3.

Provisions to inspect or review conditions of areas outside the demised premises for the purpose of completing construction documents shall be made through building management at least seventy-two (72) hours in advance. This may require access after business hours. All costs shall be paid by the tenant.

EXTERNAL WORK DESIGN REQUIREMENTS

1.

All rough plumbing shall be designed and installed as close to the lower floor ceiling slab as is reasonably practicable and otherwise in a manor reasonably acceptable to Landlord that minimizes the impact thereof on any existing or future occupant.

2.

Tenant’s consultant shall prepare a detailed plan of proposed lower floor plumbing runs, dimensioned from fixed building elements such as columns, walls, etc. The survey and plan shall also include finished pipe size, hanger location, height AFF, distance below slab, locations requiring access, distance from operating mechanical equipment, and other pertinent information. The survey must be submitted to the Landlord’s for review and comment by the Landlord’s consultant prior to performing any installation.

3.	As practicable, plumbing shall be designed to run to common drain lines to minimize slab penetrations and rough plumbing in the lower floor ceiling.

4.

All electrical work shall be designed and installed as close to the lower floor ceiling slab as is reasonably practicable and otherwise in a manor reasonably acceptable to Landlord that minimizes the impact thereof on any existing or future occupant.

5.

Tenant’s consultant shall prepare a detailed plan of proposed lower floor electrical runs, including pull boxes, etc., dimensioned from fixed building elements such as columns, walls, etc. The survey and plan shall also include finished conduit size, hanger location, height AFF, distance below slab, locations requiring access, distance from operating mechanical equipment, and other pertinent information. The survey must be submitted to the Landlord’s for review by the Landlord’s consultant for review and comment prior to performing any installation.

6.

Landlord shall promptly review Tenant’s Request to Perform Work Outside the Demised Premises and all reasonable, out-of-pocket costs incurred by Landlord in reviewing Tenant’s submissions shall be paid by Tenant, upon demand by Landlord. Tenant shall not perform any External Tenant Work without Landlord’s prior written consent, which Landlord may withhold in its sole discretion. All External Tenant Work is subject to the provisions of existing leases in the building.

DUE DILIGENCE DURING LEASE NEGOTIATIONS

1.

Provided prior consent is given by Landlord, and Tenant is in compliance with all Landlord requirements, Landlord may permit Tenant to undertake due diligence activities or seek preliminary feedback on their construction or alteration plans.

SITE VISITS AND EARLY ACCESS

1.	The Tenant may request an escorted site visit to conduct a non-invasive site survey by Tenant’s licensed design professionals.

2.

All personnel requesting access to the premises must submit a request for early access along with insurance and a signed indemnity agreement. Access to the premises may be arranged with the building management representative.

3.

In the event the request includes intrusive due diligence, the Tenant’s authorized representative or Architect or Engineer of Record (A/EOR) shall submit a letter on their letterhead requesting access to perform further inspection including but not limited to; the purpose, a description of the proposed work, sketches or drawings detailing investigative procedures and restoration plan, protection, anticipated duration, and proposed contractor. Tenant will be responsible for the cost of any corrective work or damage to any portions of the building as a result of Tenant’s investigative work.

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4.	Before commencing intrusive survey works, Tenant will undertake a photographic record of prior condition of the property and shall provide a copy to the Landlord.

ARCHITECT OF RECORD/ENGINEER OF RECORD (A/EOR)

1.	Landlord requires the Tenant to identify an Architect or Engineer of Record (A/EOR).

2.

Landlord requires that the Tenant establish agreements with their consultants to provide services to meet with requirements of the lease and this agreement. Landlord requires the Tenant to identify a qualified lead consultant to be the A/EOR. The ultimate responsibility for engineering design and building code compliance always remains with the A/EOR who prepares the design and construction documents. The A/EOR is required to follow all procedures for the Tenant construction and alteration process and to ensure that all design and construction is compliant with governing code and Landlord approved construction plans.

3.	Specific responsibilities of the A/EOR (or where applicable Tenant’s authorized representative) include, but are not limited to:

DURING THE DESIGN PHASE

a.

Preparing and submitting all design and construction documents, such as drawings, reports, computations and specifications, required in connection with the proposed construction in accordance with governing federal, state, and city code, and Landlord standards and guidelines.

b.	Coordinating document preparation among all other consultants when multiple design professionals are involved in a project.

DURING THE CONSTRUCTION PHASE

a.	Adequately inspecting and monitoring the work.

b.	Ensuring the contractor constructs work in accordance with building code and Landlord approved plans and specifications.

c.	Submitting information to the Landlord for review of any field changes.

d.	Scheduling and ensuring that all special inspections and tests are performed as required by building code.

e.	Submitting record documents.

CONSTRUCTION MANAGER, GENERAL CONTRACTOR, SUBCONTRACTORS

1.	Tenant shall submit to Landlord an AIA A305 Contractor Qualification Statement for both the proposed construction manager and general contractor.

2.	The general contractor and all subcontractors must be bondable and meet all state and local licensing and insurance requirements.

3.	Tenant shall submit a list of all contractors, subcontractors, and suppliers, for Landlord’s prior review and approval.

4.	Vendors listed in Exhibit “D” (Landlord’s List of Disapproved Vendors) are not permitted to be used on projects at this property.

5.

Tenant shall use Landlord’s designated contractors for any work affecting the structure of the building and/or the building’s mechanical, plumbing, electrical emergency, life safety, and/or fire systems, unless expressly waived by Landlord in writing. Refer to Exhibit “C” (Owners Required Vendors and Consultants).

6.

All contractors must be licensed locally and shall abide by all the laws, restrictions, and requirements of all governing agencies, including, but not limited to, the following: city codes, ordinances, building permit requirements, OSHA, NFPA, EPA, etc.

7.	Landlord requires that Tenant establish agreements with its contractor to provide services to meet with requirements of the Landlord’s consent to alter.

8.	The role of the contractor applies to the prime contractor appointed by the Tenant, or to the Tenant’s representative where a contractor is not engaged.

9.	Specific responsibilities of the contractor include, but are not limited to:

a.	Submitting requisite insurance documents before start of construction.

b.	Carrying out the construction work in accordance with the Landlord-approved drawings issued by the A/ EOR.

c.	Providing contractor’s means and methods.

d.	Submitting an environmental management plan and waste management plan, as applicable.

e.	Submitting a health and safety plan signed by an officer of the general contractor, site safety manager, or competent person.

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f.	Ensuring compliance with the health and safety plan and maintaining a safe construction site in compliance with all applicable laws and regulations.

g.	Submitting a security plan, as necessary for Landlord’s approval.

h.	Developing and maintaining the project schedule, in coordination with the A/EOR.

i.	Coordinating all construction activities and contractors.

j.	Maintaining a set of current Landlord and DOB approved construction documents on-site at all times.

k.	Implementing an appropriate quality control program.

I.	Obtaining all construction permits (cutting and burning permits, hot work permits, etc.).

m.	Maintaining a record of all field changes and informing Landlord and A/EOR of all field changes as soon as they arise

n.

Complying with all construction guidance and rules as may be applicable to the project (facility rules, federal regulations, Landlord rules and regulations for construction, or other) and ensuring all sub-contractors are in compliance as well

o.	Working in harmony with all labor.

p.	Providing inspection support and ensuring appropriate personnel are available and present to conduct the required inspection testing.

q.	Ensuring timely payments to subcontractors and material suppliers, and obtaining notarized unconditional lien waivers from each subcontractor and their subcontractors and material suppliers.

r.	Tenant is required to keep the project lien free and notify the Landlord in the event of any instance where payments to subcontractors or material suppliers are delayed or withheld.

PRE-CONSTRUCTION ACTIVITIES

1.

Prior to mobilizations, Tenant’s representative shall be responsible to arrange a pre-construction job site meeting with Tenant’s design team, general contractor, project manager, project superintendent, and Landlord’s management team and design professionals.

2.	Without limitation, no less than forty-eight (48) hours prior to mobilization for Tenant’s work, Tenant shall submit to Landlord’s in a single package consisting of:

a.	All required governmental approvals, including building permit and all other applicable permits.

b.

Project contact sheet with 24-hour emergency telephone numbers, listing the Tenant’s representative, construction manager, general contractor, project manager, site superintendent, all Tenant’s consultant’s/design professionals, filing representative, subcontractors, equipment and material suppliers that will be delivering materials to site of working onsite in any capacity. The list shall include company name, license number, trade, and full contact information for each.

c.	Certificate(s) of insurance required by the Lease or Early Access Agreement and applicable laws, in the format outlined in the insurance section.

d.	Prior to work commencement, a job safety plan, and where applicable a construction logistics plan, must be submitted for review and approval by Landlord.

e.	A copy of these rules and regulations signed and dated by the Tenant’s authorized representative and general contractor.

WITHOUT LIMITATION, TENANT’S WORK SHALL NOT COMMENCE UNTIL:

1.

Tenant has received Landlord’s written approval of Tenant’s drawings and specifications, and Tenant’s contractor has acknowledged in writing its receipt and review of the executed lease and consent to alter documents governing the approval to perform alterations;

2.

Tenant has advised Landlord of the actual commencement date of construction, the estimated date of substantial completion of Tenant’s work, and a “Gantt” schedule detailing the project construction activities and timeline.

3.	All protection as required per this document has been installed and approved by Landlord’s representative.

4.	Tenant and/or Tenant’s contractor has obtained and posted in a prominent place within the leased premises a building permit and all other applicable permits, and provided Landlord with copy of same.

CONSTRUCTION PERMITS

1.	The contractor must obtain permits when required from the Landlord prior to commencing construction.

2.

Cutting and Welding Permits: for a burning permit, the individual must have a Fire Department Permit or Certificate of Fitness for Burning from the appropriate local authority. Requirements are the same for a non-structural welding permit. For a structural welding permit, a local Building Department license for welding or AWS certified permit is required.

3.	Hot Work Permits: the hot work permit must be obtained on a daily basis.

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FIELD CHANGES AND RE-SUBMITTAL REQUIREMENTS

1.

Tenant must bring proposed changes from the approved construction documents to the attention of the Landlord for review and approval prior to performing any work that deviates from the Landlord approved plans.

CONSTRUCTION PHASE

1.

From project initiation to project close-out, all construction and alteration work is required to conform to applicable Federal, State and local building codes, statutes, and regulations, and applicable Federal, State and local health and safety requirements.

2.

The Landlord’s representative is the Tenant’s main point of contact during the construction phase. Throughout the construction phase, the Tenant must provide weekly updates on project milestones, scheduled activities and any problems or field changes that arise on the project.

3.	Construction is limited to the Landlord approved construction documents. The contractor and A/EOR must abide by all Landlord’s construction guidance and rules as may be applicable to the project.

4.	The contractor must maintain a set of current Landlord approved construction documents on site at all times.

PRE-CONSTRUCTION MEETING

1.

Once the Tenant has Landlord’s consent to alter, the Tenant must schedule a pre-construction meeting with Tenant’s general contractor, key sub-contractors, project manager, project site super, A/EOR, Landlord’s representative and consultants.

2.	The agenda for the pre-construction meeting is to review the rules and requirements for construction, the scope of the planned activities, the construction schedule and any staging plans.

3.

Tenant should be prepared to issue to Landlord two (2) sets of all required preconstruction submittals included but not limited to; a project contact list including all involved parties, their role in the project, and their 24-hour emergency numbers and full contact information, construction schedule, project permits and tracking sheet, insurance certificates and tracking sheet, and other requirements and procedures.

4.	The construction schedule shall contain start and completion dates, anticipated dates of special inspections, partial or final inspections, grand opening events, or other key milestones.

5.	Proposed project hours of work.

6.	A review of all proposed construction staging areas, haul routes and delivery routes.

7.	Health and safety plan, including subcontract compliance.

8.	Environmental management plan (as applicable).

9.	Waste management plan (as applicable).

10.	Security plan for the demised premises.

11.	List of all applicable special inspections.

SPECIALIZED WORK REQUIREMENTS

PENETRATIONS, CORE DRILLING, SLAB OPENINGS, TRENCHING

1.

Tenant shall engage a third party surveying firm approved by Landlord, utilizing non-destructive ground penetrating radar, to perform a survey of all locations where work to slab is proposed. The survey shall identify the locations of reinforcing steel, detection of embedded electrical and plumbing services, post tension cables, etc. Tenant’s consultant shall prepare a drawing identifying all proposed openings by type and location, with centers and perimeters dimensioned from fixed building elements such as columns, walls, etc. The survey and plan shall also include a survey of the lower floor ceiling slab that identities any existing trenching, or conditions of concern in the vicinity of the proposed work. Tenant’s consultant shall prepare a photographic survey of the floor below identifying the relationship of proposed work in relation to existing conditions. On the Tenant’s floor slab, all areas of work shall be marked in orange spray paint. The survey must be submitted to the Landlord for review by Landlord’s consultant for review and comment prior to any core drilling taking place.

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2.

No penetration or other structural modification shall be permitted without the approval of the building structural engineer. Drilling into or penetrate of building structural beams for hanging of mechanical equipment, piping, ductwork, or any other equipment, is not permitted prior to a field inspection and review by the Landlord’s structural engineer.

3.	All penetrations and opening must be covered as practical, and protected with proper OSHA-approved fall and trip protection, and maintain required fire ratings.

4.	Core drilling, chopping, the use of pneumatic and electrical tools, or any other noise producing equipment shall not be during business hours.

STRUCTURAL ALTERATIONS

1.	All alterations and/or additions and reinforcements to Landlord’s structures to accommodate Tenant’s Work shall be accomplished by Tenant, subject to prior written approval by Landlord.

2.

Structural steel and miscellaneous iron shop drawings and specifications must be submitted for review by Landlord’s consultants, and Landlord’s written approval prior to proceeding with structural work. Shop drawings shall include erection diagram(s) location proposed new work, connections to existing structure, and all details of proposed new work.

ALTERATIONS IMPACTING ROOF, FAÇADE, OR BUILDING ENVELOPE

1.

All work on roofing, façade, or building envelope shall be scheduled and performed by Landlord’s contractor at Tenant’s sole cost and expense. Tenant shall submit for Landlord’s review and written approval, shop drawings detailing work scope of all proposed new work, including contractor and manufacturer warranties.

WELDING/CUTTING TORCH USE

1.

At no time is any welding, cutting torch, or any open flame tool to be used in the building without prior approval in the form of a hot work permit. Hot work permit applications may be obtained from the Landlord’s representative. If approval is granted, the contractor must coordinate the timing with the Landlord’s representative, 48 hours before the work begins, and must have an appropriate fire extinguisher present in the work area at all times that the equipment is in use. All hot work is to be performed on overtime. Prior arrangements for elevator use to deliver hot work equipment is required.

NOXIOUS ODORS

1.

Contractor shall submit manufacturer’s data on all products with the potential to cause noxious odors or fumes before use. Those products deemed detrimental to the office environment must be used under controlled conditions with proper ventilation and any necessary personnel protection provided after normal working hours. Failure to coordinate the use of such products with Landlord’s representative shall result in removal of the contractor from the project. All claims for injury and damage as a result of the contractor’s use of such products shall be the contractor’s sole responsibility to defend.

USE OF VARNISHES/LACQUER IN THE BUILDING

1.	No varnishes, lacquers, or other similar odor producing products are to be used in the building. This type of work should be done off premises.

HAZARDOUS MATERIALS

1.

Hazardous materials may not be brought onto, or stored, on the premises until obtaining written permission from the Landlord’s representative. Permission not be given unless such material is properly stored in appropriate containers, (i.e., flammable liquid cabinet) and all required permits are obtained from the governing authority. Hazardous materials are defined, but not limited to, the following:

•	Flammable liquids

•	Cryogenics

•	Pressurized gases

•	Liquefied gases

•	Combustible metals

•	Oxidizing agents

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•	Flammable solids

•	Radioactive materials/explosives

Contractor shall provide to the Landlord’s representative, prior to the start of construction, a complete MSDS binder for all chemicals used on the job.

FLAMMABLE AND COMBUSTIBLE LIQUIDS

1.	The following guidelines shall apply to all work performed:

a.	The user shall make every effort to use alternate non-flammable and/or non-combustible liquids whenever possible.

b.	If alternate liquids are unavailable for the work to be performed, then the feasibility of removing the work from the building and performing it in an off-site shop shall be investigated.

c.

If the requirements of (a) and (b) above cannot be implemented and the work must be performed in-place using flammable or combustible liquids, then the user shall submit a formal flammable liquids work procedure to Landlord’s representative for review.

2.

The user shall submit a flammable liquids work procedure for any work to be performed using flammable and/or combustible liquids to Landlord’s representative. Work shall not proceed without specific approval of the work procedure from Landlord’s representative. The procedure shall include the following key elements as minimum:

a.	Intended use and description of work to be performed.

b.	Handling of material, including; type of packaging, size (volume) of containers, transfer from container to container, etc.

c.	Actual method of use including application methods, brush, spray, rag, etc.

d.	Assignment of dedicated fire watch with adequate firefighting equipment.

e.	Manufacturer’s instructions for use.

f.	Ventilation of area where material to be used, extractors, etc.

g.	Use of signage and barricades.

h.	Emergency phone numbers.

3.	Material Safety Data Sheets for all material used. Procedure should specifically address the following sections of the MSDS:

a.	Section IV - Fire and explosion hazard data

b.	Section VII - Precautions for safe handling and use

c.	Section VIII - Control measures

4.	The storage of flammable and/or combustible materials. This shall be addressed in one of the following manners listed in order of preference:

a.	Remove all materials from site at end of each work day.

b.	Store on property in flammable material storage room, if available.

c.	Store in approved flammable material safety locker on site.

5.

As an attachment to the procedure the use shall submit an affidavit stating that they have a safety and hazard communication program, with training, as required by OSHA. Landlord’s representative is responsible for providing adequate supervision of work to insure that all provisions of the approved procedures are being adhered to and that the work is being performed in a safe and prudent manner.

OSHA REQUIREMENTS

Contractor shall perform all work in a safe and prudent manner and shall comply fully with all OSHA requirements including:

a.	Hazard communication (Contractor shall provide Landlord with a complete set of MSD Sheets for all hazardous materials to be use in connection with the work).

b.	Lockout/tag out

c.	Fall protection

d.	Permit required confined space entry

e.	Assured grounding

Contractor shall provide for its employees and shall require his employees’ use of such personal protective equipment as may be required to perform their work in a safe manner.

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INSURANCE REQUIREMENTS

1.

Tenant shall require the A/EOR, construction manager, contractor, and all subcontractors to maintain insurance coverage while accessing, or performing work on the premises. A certificate of insurance evidencing the coverage, naming the additional insured, along with all insurance endorsements from each insurance provider, shall be delivered to Landlord prior to commencement of the work. Refer to Exhibit “A” Insurance Requirements, for site specific insurance.

2.

Certificates shall be provided along with a completed insurance tracking matrix containing all pertinent information from each certificate of insurance. Each time a new or replacement certificate is submitted to the Landlord, an updated insurance tracking matrix must be submitted. Refer to Exhibit “B” for a sample insurance tracking matrix.

3.

The insurance tracking matrix will be utilized by the building security contractor to determine which vendors and consultants will be permitted on site. It is critical that the Tenant’s representative maintains an accurate and up to date insurance tracking matrix.

Prior to start of work, certificates of insurance and all insurance endorsement certificates from each insurance provider are required to be delivered from all vendors, consultants, Tenant’s representatives, contractors and subcontractors, evidencing the following coverage:

1.	Workers compensation insurance, for all personnel accessing the premises.

Employer’s liability insurance.

Commercial general liability insurance (including contractual coverage).

2.	Personal injury.

Property damage, including fire.

Automobile liability.

General aggregate, including primary and umbrella policies; refer to Exhibit “B” Insurance Requirements, for site specific insurance.

GENERAL NOTES

CONSTRUCTION MATERIAL DELIVERIES

1.

All deliveries related to construction activity must be scheduled through the building management office a minimum of seventy-two (72) hours in advance, i.e., three (3) business days prior to the planned delivery date. Landlord’s assumes no liability for failure of freight elevator to be unavailable due to deficiencies beyond Landlord’s control.

2.

Construction materials shall be delivered to the job in proper containers and shall be stored in the Tenant work area. Materials must not be stored in public areas (i.e., freight lobbies, loading dock areas, public corridors.) All deliveries are to be made through the freight elevator. All construction personnel must access the building through the freight elevators. Construction personnel shall not enter the main lobby or use the passenger elevators.

3.	Procedures for moving construction material and furniture:

a.	Schedule with building management office at least seventy-two (72) hours in advance of required date for moving materials.

b.

Large and oversized deliveries must be scheduled for delivery during non-business hours. Service elevator scheduling is done on a “first come, first served basis”. Building management reserves the right to stop any deliveries being made during the day which impede the normal operation of the service elevators.

c.	Any oversized deliveries which require opening the freight elevator top or hatch will require the services of an elevator mechanic, whose time will be billed to the Tenant at the prevailing rate.

d.

A security guard is required to be on duty whenever the loading dock door is open for an extended period of time, outside business hours. A service elevator operator is required whenever the freight elevator is needed. Arrangements for security guards and for service elevator operators are to be requested through the building management office.

e.

Building management will bill Tenant at the prevailing rates for; overtime work standby building personnel, elevator operator, operating engineer, security guard, and any services associated with material deliveries and construction debris removal, other services provided during construction. Contact building management for a copy of the prevailing rates.

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TRASH RECEPTACLE AREAS

1.	Construction debris must be removed from the site continuously and not be left to accumulate.

2.	Tenant/Tenant’s contractor shall be responsible for any violations or fines incurred, for example, construction materials or debris left on the street.

EQUIPMENT USE PERMITS

1.

Tenant and Tenant’s contractor are responsible to file and obtain equipment use permits for all HVAC units (or any other equipment requiring equipment use permits) installed, and file for removal of any disconnected equipment, and obtain an amended equipment use permit listing for that floor.

DEMOLITION

1.	All demolition work, including the removal of debris both construction and demolition will occur only during the following hours.

•	Monday through Friday, 6:00 a.m. through 7:30 a.m.

•	Monday through Friday, 6:00 p.m. through 11:59 p.m.

•	Saturday and Sunday, 7:00 a.m. through 11:59 p.m.

TEMPORARY PARTITIONS

1.	All temporary partitions must be constructed slab to slab with sound blanket and paint only during the following hours:

•	Monday through Friday, 6:00 a.m. through 7:30 a.m.

•	Monday through Friday, 6:00 p.m. through 11:59 p.m.

•	Saturday and Sunday, 7:00 a.m. through 11:59 p.m.

PROTECTION

1.	The Contractor will be responsible for protection of all building finishes and equipment with the following:

a.	Carpet must be protected with one (1) layer of heavy construction paper and one (1) layer of Masonite, along with one (1) layer of Filmtec on the top layer.

b.	Walls to be protected with one (1) layer of construction paper and one (1) layer of Masonite.

c.	Equipment and furniture must be thoroughly covered with fire retardant plastic and one (1) layer of Masonite.

d.	Window convector units during demo and all phases of construction must be covered with a double layer of plastic and Masonite.

e.	Prior to demo contractor must remove and or bag all smoke detectors, strobes, and speakers.

DELIVERIES AND REMOVALS OF CONSTRUCTION MATERIALS AND TRASH

1.	Deliveries and removals of construction material, equipment, containers, etc., is permitted to be performed only during the following times:

•	Monday through Friday, 6:00 a.m. through 7:30 a.m.

•	Monday through Friday, 5:00 p.m. through 11:59 p.m.

•	Saturday and Sunday, 7:00 a.m. through 11:59 p.m.

NOISE CREATING WORK

1.	All noise creating work including; demolition, core drilling, drilling, use of hammer drills, is permitted to be performed only during the following times:

March 29, 2019

•	Monday through Friday, 6:00 a.m. through 7:30 a.m.

•	Monday through Friday, 7:00 p.m. through 11:59 p.m.

•	Saturday and Sunday, 7:00 a.m. through 11:59 p.m.

WORK TO LOBBIES, CORRIDORS AND RESTROOMS

1.	All work performed in these areas is permitted to be performed only during the following times:

•	Monday through Friday, 7:00 p.m. through 11:59 p.m.

•	Saturday and Sunday, 7:00 a.m. through 11:59 p.m.

REFINISHING

1.	All refinishing or toxic work will be performed during the following times:

•	Saturday and Sunday, 7:00 a.m. through 11:59 p.m.

TIE-IN TO BUILDING SYSTEMS

1.	New electric panels and transformers must be installed using compression lugs and only during the following times:

•	Saturday and Sunday, 7:30 a.m. through 4:30 p.m.

HVAC TIE-IN TO MAIN DUCT SYSTEMS:

1.	Tie ins will be performed only during the following times:

•	Monday through Friday, 6:30 p.m. through 11:59

•	Saturday and Sunday, 7:00 a.m. through 5:00 p.m.

TIE-IN TO CHILLED WATER, CONDENSER WATER, AND HOT AND COLD WATER SYSTEMS:

1.	Tie-ins will be performed only during the following times:

•	Saturday and Sunday, 7:00 a.m. through 5:00 p.m.

TIE-IN TO SPRINKLER MAIN SYSTEM:

1.	Tie ins will be performed only during the following times:

•	Friday, 7:30 p.m. through 11:59 p.m.

•	Saturday and Sunday, 8:00 a.m. through 4:00 p.m.

NYC. WELDING OR SOLDERING CERTIFICATE

1.

Contractor will have a certified welding and soldering contractor perform all welding or soldering work. A copy of the N.Y. City welding and soldering certificate will be posted on the job site prior to staring any work, and copy of these certificates will be presented to the building management office and building chief engineer.

March 29, 2019

NYC. FIRE GUARD CERTIFICATE

1.

Contractor will have a certified fire guard certificate holder on duty any time there is any welding, brazing or soldering on the premises. Copy of the N.Y. City fire guard certificate will be posted on the job site prior to the start of any work and copy of these certificates will be delivered to the building management office.

CLEANED AND TIGHTENED FEEDER PANELS

1.	Electrical contractor is responsible for the following:

a.

Cleaning and tightening (re-torquing) of all connections from existing feeders to any new panel or circuit, or panels that have had work performed on. In addition, the contractor shall take load readings and infrared heat scans on panel before and after start of electrical work to the panel, and provide a detail report to the building management office. Cleaning, tightening, and re-torqueing, is required to be performed during non-business hours.

REMOVAL OF FIRE ALARM DEVICES

1.	Tenant’s electrical contractor is responsible for the following:

a.	Safely directing the removal of all fire alarm equipment and pulling back any wiring to the nearest column or core (i.e. speakers, strobes, smoke detectors, and door hold open devices prior to demo).

BUILDING FIRE ALARM

1.

Tenant’s electrical contractor will be responsible faults to any fire alarm wiring, strobes, speakers, and other devices, that result in an alarm condition, due to contractor’s work. Tenant and Tenant’s contractor will be responsible for all cost associated with correcting the fault condition.

Tenant:	Tenant Representative:

By:	By:
Name:	Name:
Title:	Title:
Email:	Email:
Phone:	Phone:

Tenant’s Contractor:

By:
Name:
Title:
Email:
Phone:

March 29, 2019

EXHIBIT A

INSURANCE REQUIREMENTS

March 29, 2019

ACORD

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YY)

PRODUCER

INSURERS AFFORDING COVERAGE

INSURER A:

INSURED

INSURER B:

INSURER C:

[CONTRACTOR NAME]

INSURER D:

INSURER E:

INSURER F:

COVERAGES

INSR LTR.	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE(MM/DD/YY)	POLICY EXPIRATION DATE(MM/DD/YY)	LIMITS	
	GENERAL LIABILITY X COMMERCIAL GENERAL LIABILITY CLAIMS MADE X OCCUR CLAIMS MADE POLICY GEN'L AGGREGATE LIMIT APPLIES PER: POLICY X JOB				EACH OCCURRENCE	$1,000,000
					FIRE DAMAGE (ANY ONE FIRE)	$100,000
					MED EXP (ANY ONE PERSON)	$5,000
					PERSONAL & ADV INJURY	$1,000,000
					GENERAL AGGREGATE	$2,000,000
					PRODUCTS - COMP/OP AGG	$1,000,000
					PER OCCURRENCE/AGGREGATE	
	AUTOMOBILE LIABILITY X ANY AUTO ALL OWNED AUTOS SCHEDULE AUTOS X HIRED AUTOS X NON-OWNED AUTOS				COMBINED SINGLE LIMIT	$1,000,000
					BODILY INJURY (Per person)	
					BODILY INJURY (Per accident)	
					PROPERTY DAMAGE (Per accident)	
	GARAGE LIABILITY ANY AUTO				AUTO ONLY - EA ACCIDENT	
					OTHER THAN AUTO ONLY: EACH ACCIDENT	
					AGGREGATE	
	EXCESS LIABILITY / UMBRELLA X OCCUR CLAIMS MADE DEDUCTIBLE X RETENTION $ NTE $10,000				EACH OCCURRENCE	$5,000,000
					AGGREGATE	$5,000,000
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY	STATUTORY FOR NY STATE OWNED COMPANY. IF NOT NY STATE OWNED, A STATE INSURANCE FUND CERTIFICATE MUST BE PROVIDED.			WC STATUTORY LIMITS	STATUTORY
					OTHER	
					E.L. EACH ACCIDENT	$500,000
					E.L. DISEASE - EA EMPLOYEE	$500,000
					E.L. DISEASE - POLICY LIMIT	$500,000
	OTHER					

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS

Job Site: 400 Madison Avenue

CERTIFICATE HOLDER | ADDITIONAL INSURED; INSURER LETTER:

Macklowe Management LLC as Agent for
DS400OWNER LLC
400 Madison Avenue
New York, NY 10017

CANCELLATION

AUTHORIZED REPRESENTATIVE

ACORD 25-S (7/97)

ACORD CORPORATION 1988

ACORD DATE (MM/DD/YY) CERTIFICATE OF LIABILITY INSURANCE PRODUCER THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. INSURERS AFFORDING COVERAGE INSURER A: INSURED INSURERS: INSURERC: INSURERD: [CONTRACTOR NAME] INSURER E: INSURER F: COVERAGES THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOT WITHSTANDING ANY REQUIREMENT. TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS. INSR POLICY EFFECTIVE POLICY EXPIRATION LTR. TYPE OF INSURANCE POLICY NUMBER DATE (MM/DD/YY) DATE (MM/DD/YY) LIMITS ,...GENERAL __ LIABILITY EACH OCCURRENCE $1,000,000 ~COMMERCIAL GENERAL LIABILITY FIRE DAMAGE (ANY ONE FIRE) $100,000 ]ctAJMS MADE ~OCCUR MED EXP (ANY ONE PERSON) $5,000 PERSONAL & ADV INJURY $1,000,000 >--- CLANS MADE POLICY GENERAL AGGREGATE $2,000,000 GEl’orL AGGREGATE LIMIT APPLIES PER: PRODUCTS - COMP/OP AGG $1,000,000 llPOLICY lxlJoB PER OCCURRENCE/AGGREGATE AUTOMOBILE LIABILITY ,...__ COMBINED SINGLE LIMIT $1 000 000 ,... X__ AfN AUTO ALL OWNED AUTOS BODILY INJURY - (Per pe~on) SCHEDULE AUTOS y HIRED AUTOS BODILY INJURY (Per a~denl) ~NON-OWNED AUTOS PROPERTY DAMAGE ltPer accldenl) GARAGE LIABILITY AUTO ONLY - EA ACCIDENT :=JANY AUTO OTHER THAN AUTO ONLY: EACH ACCIDENT AGGREGATE EXCESS LIABILITY I UMBRELLA EACH OCCURRENCE $5,000,000 ~OCCUR OctAJMS MADE AGGREGATE $5,000,000 ~DEDUCTIBLE RETENTION s NTE S10,000 WORKERS COMPENSATION STAT UTORY FOR NY STAT E OWNED COM PANY. WC STATI.ITORY LIMITS STATUTORY IF NOT NY STATE OWNED, A STATE I OTHER ANO INSURANCE FUND CERTIFICATE MUST BE E.L. EACH ACCIDENT $600,000 PROVIDED. E.L. DISEASE - EA EMPLOYEE $600,000 EMPLOYERS” LIABILITY E.L. DISEASE - POLICY LIMIT $600,000 OTHER DESCRIPTION OF OPERATIONS/LOCATIONSNEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS Job Site: 400 Madison Avenue RE: WORK PERFORMED BY THE NAMED INSURED, THE FOLLOWING ARE LISTED AS ADDITIONAL INSUREDS ON THE GENERAL LIABILITY: ADDITIONAL INSURED: DAISHIN SECURITIES CO., LTD.; DAISHIN AMERICA LLC; DAISHIN AMERICA TENANT LLC; DS378WEA LLC; DA400MGR LLC; INVEST400MA LLC; DS400 LLC; DS4000WNER LLC; KOOKMIN BANK, ACTING AS TRUSTEE OF DISCOVERY US MANHATTAN 400MAFUND; MIDLAND NATIONAL LIFE INSURANCE COMPANY; WILLIAM MACKLOWE COMPANY LLC; MACKLOWE MANAGEMENT LLC; MACKLOWE MANAGEMENT CO., INC; AND ALL THEIR RESPECTIVE PARTNERS, OFFICERS, SHAREHOLDERS, DIRECTORS, EMPLOYEES, HEIRS, AGENTS, SUCCESSORS, ASSIGNEES, AND ANY OWNED, CONTROLLED, AFFILIATED SUBSIDIARY COMPANY OR CORPORATION NOW EXISTING, HEREAFTER CONSTITUTED, AS THEIR INTEREST MAY APPEAR, ARE ADDITIONAL INSURED, AND SUBROGATION IS WAIVED AND SUBJECT TO POLICY TERMS AND CONDITIONS. CERTIFICATE HOLDER I I ADDITIONAL INSURED; INSURER LETIER; CANCELLATION SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION Macklowe Management LLC as Agent for DATE THEREOF. THE ISSUING COMPANY WILL ENDEAVOR TO MAIL JO DAYS WRITTEN DS4000WNER LLC NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL 400 Madison Avenue IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER. ITS AGENTS OR New York, NY 10017 REPRESENTATIVES. AUTHORIZED REPRESENTATIVIE ACOf\D211..Sf1117) ACORD CON’OAATION 1HI

EXHIBIT B

SAMPLE INSURANCE TRACKING MATRIX

March 29, 2019

SAMPLE INSURANCE TRACKING MATRIX

EXHIBIT C

OWNER’S REQUIRED VENDORS AND CONSULTANTS

Owner’s Required Vendor

Fire Alarm Vendor

Firecom Inc.

39-27 59th Street

Woodside, NY 11377

(718) 899-6100

March 29, 2019

EXHIBIT D

LANDLORD’S LIST OF DISAPPROVED VENDORS

March 29, 2019

DISAPPROVED VENDORS

400 MADISON AVENUE

2019

Trade Service Provided	Vendor Name	Contact		Telephone #	Mobile #	Email	Address	City	State	Zip
Architectural Metal Glass Storefront	Diversified Glass & Storefronts Inc.	Sean	Quin
Architectural Metal Glass Storefront	Doortec			(718) 567-2730			303 Martin Street	River Vale	NJ	7675
Architectural Metal Glass Storefront	Premier Glass	Travis	Law
Concrete	Hudson Concrete	Paul	Huneck		(646) 645-4043	paulh@hudsonconcrete.com	4751 33rd Street	Long Island City	NY	11101
Ductwork	Allure Sheet Metal	Richard	Kern	(631) 588-0220		richard@alluremetalworks.com	10 Fleetwood Ct.	Ronkonkoma	NY	11779
Electrical Services	K-10 Electric	Tyson		(718) 448-1237	(917) 767-4992	tyson@k10electric.com	54 Palmer Avenue	Staten Island	NY	10302
Electrical Services	Rainbow Electric	Al	Dattolo	(718) 521-0926			76-18 Rockaway Blvd.	Woodhaven	NY	11421
Electrical Services	Leader Electric	Neil	Fairey	(212) 655-0600		info@leadelectric.com	410 W. 127th Street	New York	NY	10027
Electrical Services	Nead Electric	Joseph	Gusera	201-460-5200	551-206-1609	jgusera@neadelectric.com	187 East Union Avenue	East Rutherford	NJ	07073
General Contracting	ABMG General Contracting Corp.			(845) 569-1502			375 Fullerton Avenue	Newburgh	NY	12550
General Contracting	P. O’Connor & Sons, Inc.			(516) 216-1256			940 Roosevelt Street	Franklin Sq.	NY	11010
General Contracting	Aragon Construction	Alex	Getelman	(212) 937-9600			142 West 57th Street, #9	New York	NY	10019
General Contracting	Vanguard Construction & Development Co. Inc.	Michael	Strauss	(212) 279-2532	(917) 880-8894	mst@vanguardcon.com	307 West 38th Street, #7	New York	NY	10018
General Contracting	Artisan	James	Galvin
General Contracting	Janic / Reniss Construction	Anthony	Rotondaro							10710
General Contracting	Janic / Reniss Construction	Jamie	Rotondaro
General Contracting	AVS Construction Services Corp	Anthony	Testa
HVAC	MW Mechanical	Mike	Wood		(917) 971-3810	mwood@m-wmechanical.com	62 S. 2nd Street	Deer Park	NY	11729
HVAC	Cannon Mechanical Inc.	Patrick	Gallagher	718-326-7500			75-17 Cooper Ave, 2fl	Glendale	NY	11385
Metal & Glazing	Ridgway Metals	Roy	Jones	(201) 445-4271	(201) 310-2194	ridgsport@aol.com	245-C Braen Avenue	Wyckoff	NJ	7481

Painting/Decorating/Drywall	Premier Wall	Travis	Law	646-741-2100		travis@pwfronts.com	1000 Avenue of the Americas	New York	NY	10018
Painting/Decorating/Drywall	M.A.B Decorating/ 711 NY Painting	Ralph	Natale	718-807-7989	917-807-7898	ralph@nypainting.com	4112 24th Street	Long Island City	NY	11101
Plumbing	Tristate Plumbing Services	Marc	Breslaw	212-563-0341			336 West 37 Street
Roofing	Mand Restoration Corp	Richard	Mand	(914) 234-2945	(646) 302-4479	rich@mandrestoration.com	720B East 136th Street	Bronx	NY	10454
Structural Steel	AGL Industries	Frank	Lofaso	(347) 916-0200	(917) 334-6968	frank@agl-industries.com	59-12 57th Street	Maspeth	NY	11378
VCA Partitions Inc.	VCA Partitions Inc.	Chris	Lusterino	516-594-5979	516-455-6807	vcapartitions@verizon.net	2717A Oceanside Rd	Oceanside	NY	11572

EXHIBIT E

List of Prohibited Contractors

[See Attached]

DISAPPROVED VENDORS

400 MADISON AVENUE

2019

Trade Service Provided	Vendor Name	Contact		Telephone #	Mobile #	Email	Address	City	State	Zip
Architectural Metal Glass Storefront	Diversified Glass & Storefronts Inc.	Sean	Quin
Architectural Metal Glass Storefront	Doortec			(718) 567-2730			303 Martin Street	River Vale	NJ	7675
Architectural Metal Glass Storefront	Premier Glass	Travis	Law
Concrete	Hudson Concrete	Paul	Huneck		(646) 645-4043	paulh@hudsonconcrete.com	4751 33rd Street	Long Island City	NY	11101
Ductwork	Allure Sheet Metal	Richard	Kern	(631) 588-0220		richard@alluremetalworks.com	10 Fleetwood Ct.	Ronkonkoma	NY	11779
Electrical Services	K-10 Electric	Tyson		(718) 448-1237	(917) 767-4992	tyson@k10electric.com	54 Palmer Avenue	Staten Island	NY	10302
Electrical Services	Rainbow Electric	Al	Dattolo	(718) 521-0926			76-18 Rockaway Blvd.	Woodhaven	NY	11421
Electrical Services	Leader Electric	Neil	Fairey	(212) 655-0600		info@leadelectric.com	410 W. 127th Street	New York	NY	10027
Electrical Services	Nead Electric	Joseph	Gusera	201-460-5200	551-206-1609	jgusera@neadelectric.com	187 East Union Avenue	East Rutherford	NJ	07073
General Contracting	ABMG General Contracting Corp.			(845) 569-1502			375 Fullerton Avenue	Newburgh	NY	12550
General Contracting	P. O’Connor & Sons, Inc.			(516) 216-1256			940 Roosevelt Street	Franklin Sq.	NY	11010
General Contracting	Aragon Construction	Alex	Getelman	(212) 937-9600			142 West 57th Street, #9	New York	NY	10019
General Contracting	Vanguard Construction & Development Co. Inc.	Michael	Strauss	(212) 279-2532	(917) 880-8894	mst@vanguardcon.com	307 West 38th Street, #7	New York	NY	10018
General Contracting	Artisan	James	Galvin
General Contracting	Janic / Reniss Construction	Anthony	Rotondaro							10710
General Contracting	Janic / Reniss Construction	Jamie	Rotondaro
General Contracting	AVS Construction Services Corp	Anthony	Testa
HVAC	MW Mechanical	Mike	Wood		(917) 971-3810	mwood@m-wmechanical.com	62 S. 2nd Street	Deer Park	NY	11729
HVAC	Cannon Mechanical Inc.	Patrick	Gallagher	718-326-7500			75-17 Cooper Ave, 2fl	Glendale	NY	11385
Metal & Glazing	Ridgway Metals	Roy	Jones	(201) 445-4271	(201) 310-2194	ridgsport@aol.com	245-C Braen Avenue	Wyckoff	NJ	7481

Painting/Decorating/Drywall	Premier Wall	Travis	Law	646-741-2100		travis@pwfronts.com	1000 Avenue of the Americas	New York	NY	10018
Painting/Decorating/Drywall	M.A.B Decorating/ 711 NY Painting	Ralph	Natale	718-807-7989	917-807-7898	ralph@nypainting.com	4112 24th Street	Long Island City	NY	11101
Plumbing	Tristate Plumbing Services	Marc	Breslaw	212-563-0341			336 West 37 Street
Roofing	Mand Restoration Corp	Richard	Mand	(914) 234-2945	(646) 302-4479	rich@mandrestoration.com	720B East 136th Street	Bronx	NY	10454
Structural Steel	AGL Industries	Frank	Lofaso	(347) 916-0200	(917) 334-6968	frank@agl-industries.com	59-12 57th Street	Maspeth	NY	11378
VCA Partitions Inc.	VCA Partitions Inc.	Chris	Lusterino	516-594-5979	516-455-6807	vcapartitions@verizon.net	2717A Oceanside Rd	Oceanside	NY	11572

EXHIBIT F

Contractor’s Required Insurance

[See Attached]

ACORD

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YY)

PRODUCER

INSURERS AFFORDING COVERAGE

INSURER A:

INSURER B:

INSURER C:

INSURER D:

INSURER E:

INSURER F:

INSURED

[CONTRACTOR NAME]

COVERAGES

INSR LTR.	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE(MM/DD/YY)	POLICY EXPIRATION DATE(MM/DD/YY)	LIMITS	
	GENERAL LIABILITY X COMMERCIAL GENERAL LIABILITY ☐ CLAIMS MADE X OCCUR ☐ CLAIMS MADE POLICY GEN'L AGGREGATE LIMIT APPLIES PER: ☐ POLICY X JOB				EACH OCCURRENCE	$1,000,000
					FIRE DAMAGE (ANY ONE FIRE)	$100,000
					MED EXP (ANY ONE PERSON)	$5,000
					PERSONAL & ADV INJURY	$1,000,000
					GENERAL AGGREGATE	$2,000,000
					PRODUCTS - COMP/OP AGG	$1,000,000
					PER OCCURRENCE/AGGREGATE	
	AUTOMOBILE LIABILITY X ANY AUTO ☐ ALL OWNED AUTOS ☐ SCHEDULE AUTOS X HIRED AUTOS X NON-OWNED AUTOS				COMBINED SINGLE LIMIT	$1,000,000
					BODILY INJURY (Per person)	
					BODILY INJURY (Per accident)	
					PROPERTY DAMAGE (Per accident)	
	GARAGE LIABILITY ☐ ANY AUTO				AUTO ONLY - EA ACCIDENT	
					OTHER THAN AUTO ONLY: EACH ACCIDENT	
					AGGREGATE	
	EXCESS LIABILITY / UMBRELLA X OCCUR ☐ CLAIMS MADE ☐ DEDUCTIBLE X RETENTION $ NTE $10,000				EACH OCCURRENCE	$5,000,000
					AGGREGATE	$5,000,000
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY	STATUTORY FOR NY STATE OWNED COMPANY. IF NOT NY STATE OWNED, A STATE INSURANCE FUND CERTIFICATE MUST BE PROVIDED.			WC STATUTORY LIMITS	STATUTORY
					OTHER	
					E.L. EACH ACCIDENT	$500,000
					E.L. DISEASE - EA EMPLOYEE	$500,000
					E.L. DISEASE - POLICY LIMIT	$500,000
	OTHER					

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS

Job Site: 400 Madison Avenue

CERTIFICATE HOLDER ☐ ADDITIONAL INSURED; INSURER LETTER:

Macklowe Management LLC as Agent for
DS400OWNER LLC
400 Madison Avenue
New York, NY 10017

CANCELLATION

AUTHORIZED REPRESENTATIVE

ACORD 25-S (7/97) ACORD CORPORATION 1988

ACORD DATE (MM/DD/YY) CERTIFICATE OF LIABILITY INSURANCE PRODUCER THIS CERTIFICAlE IS ISSUED AS A MATIER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICAlE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALlER THE COVERAGE AFFORDED BY THE POLICIES BELOW. INSURERS AFFORDING COVERAGE INSURER A: INSURED INSURERS: INSURERC: INSURERD: [CONTRACTOR NAME] INSURER E: INSURER F: COVERAGES THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOT WITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACTOR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS. INSR POLICY EFFECTIVE POLICY EXPIRATION LTR TYPE OF INSURANCE POLICY NUMBER DATE (MM/DD/YY) DATE (MM/DD/YY) LIMITS ~NERALLIABILITY EACH OCCURRENCE $1,000,000 - X COMMERCIAL GENERAL LIABILITY FIRE DAMAGE (ANY ONE FIRE) $100,000 - QcLAJMS MADE ~OCCUR MED EXP (ANY ONE PERSON) $5,000 PERSONAL & ADV INJURY $1,000,000 CLAJMS MADE POUc:’f GENERAL AGGREGATE $2,000,000 - GEN’l AGGREGATE LIMIT APPLIES PER: PRODUCTS - COMP/OP AGG $1 ,000,000 !POLICY fXlJoB PER OCCURRENCE/AGGREGATE AUTOMOBILE LIABILITY - COMBINED SINGLE LIMIT $1 000 000 K.. fW( AUTO All OWNED AUTOS BODILY INJURY - (Per person) SCHEDULE AUTOS x: HIRED AUTOS BODILY INJURY (Per accldenl) K.. NON-OWNED AUTOS PROPERTY DAMAGE (Pet accldent) GARAGE LIABILITY AUTO ONLY - EA ACCIDENT jANYAUTO OTHER THAN AUTO ONLY: EACH ACCIDENT AGGREGATE EXCESS LIABILITY I UMBRELLA EACH OCCURRENCE $6,000,000 [JoccuR Del.AIMS MADE AGGREGATE $6,000,000 :;;::iDEOUCTIBLE RETENTION s NTE $10,000 WORKERS COMPENSATION STATUTORY FOR NY STATE OWNED COMPANY. WC STATUTORY LIMITS STATUTORY IF NOT NY STATE OWNED, A STATE I OTHER AND INSURANCE FUND CERTIFICATE MUST BE E.L. EACH ACCIDENT $500,000 PROVIDED. E.L. DISEASE· EA EMPLOYEE $500,000 EMPLOYERS’ LIABILITY E.L. DISEASE · POLICY LIMIT $600,000 OTHER DESCRIPTION OF OPERATIONS/LOCATIONSNEHICLESIEXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS Job Site: 400 Madison Avenue RE: WORK PERFORMED BY THE NAMED INSURED, THE FOLLOWING ARE LISTED AS ADDITIONAL INSUREDS ON THE GENERAL LIABILITY: ADDITIONAL INSURED: DAIS HIN SECURITIES CO., LTD.; DAISHIN AMERICA LLC; DAIS HIN AMERICA TENANT LLC; DS378WEA LLC; DA400MGR LLC; INVEST400MA LLC; DS400 LLC; DS4000WNER LLC; KOOKMIN BANK, ACTING AS TRUSlEE OF DISCOVERY US MANHATTAN 400MAFUND; MIDLAND NATIONAL LIFE INSURANCE COMPANY; WILLIAM MACKLOWE COMPANY LLC; MACKLOWE MANAGEMENT LLC; MACKLOWE MANAGEMENT CO., INC; AND ALL THEIR RESPECTIVE PARTNERS, OFFICERS, SHAREHOLDERS, DIRECTORS, EMPLOYEES, HEIRS, AGENTS, SUCCESSORS, ASSIGNEES, AND ANY OWNED, CONTROLLED, AFFILIATED SUBSIDIARY COMPANY OR CORPORATION NOW EXISTING, HEREAFTER CONSTITUTED, AS THEIR INlEREST MAY APPEAR, ARE ADDITIONAL INSURED, AND SUBROGATION IS WAIVED AND SUBJECT TO POLICY TERMS AND CONDITIONS. CERTIFICATE HOLDER I I ADDITIONAL INSURED; INSURER LETIER: CANCELLATION SHOULD fW( OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION Macklowe Management LLC as Agent for DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITIEN DS4000WNER LLC NOTICE TOTHE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL 400 Madison Avenue IMPOSE NO OBLIGATION OR LIAIBILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR New York, NY 10017 REPRESENTATIVES. AUTHORIZED REPRESENTATIVE A.COM> COfU”ORAl’IOH tlll